SECURITIES PURCHASE AGREEMENT

among

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC. and

THE PURCHASERS LISTED ON EXHIBIT A

Dated as of February 22, 2011

i

EXHIBIT LIST

Exhibit A	List of Purchasers

Exhibit B	Definition of Accredited Investor

Exhibit B-1	Accredited Investor Representations

Exhibit B-2	Non-US Persons Representations

Exhibit C	Form of Series A Preferred Stock Certificate of Designation

Exhibit D-1	Form of Series A Warrant

Exhibit D-2	Form of Series B Warrant

Exhibit E	Form of Registration Rights Agreement

Exhibit F	Form of Lock-up Agreement

Exhibit G	Form of Escrow Deposit Agreement

Exhibit H	Form of Securities Escrow Agreement

Exhibit I	Irrevocable Transfer Agent Instructions

Exhibit J	Form of Opinion of Sichenzia Ross Friedman Ference LLP, Securities Counsel

Exhibit K	Template of PRC Legal Counsel Opinon

Exhibit L	Form of PRC Legal Counsel Opinion

Exhibit M	Form of Appointment Letter

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of February 22, 2011 by and among China Internet Café Holdings Group, Inc (formerly, China Unitech Group Inc.), a Nevada corporation (the “Company”), and each of the Purchasers whose names are set forth on Exhibit A hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or Regulation S (“Regulation S”) as promulgated under the Securities Act; and

WHEREAS, the Company is offering units (the “Units”), each consisting of (i) nine (9) shares of the Company’s 5% Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Shares”), initially convertible into nine (9) shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) (subject to adjustment); (ii) one (1) share of Common Stock (the “Common Shares”); (iii) two (2) Series A Warrants (the “Series A Warrants”);  and (iv) two (2) Series B Warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”), with each Warrant exercisable to purchase one (1) share of Common Stock (the “Financing Transaction”).

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF THE UNITS

Section 1.1     Purchase and Sale of Units.  Upon the following terms and conditions, the Company is offering to each Purchaser the number of Units set forth opposite such Purchaser’s name as Exhibit A hereto consisting of (i) nine (9) Preferred Shares, initially convertible into nine (9) shares of Common Stock (subject to adjustment); (ii) one (1) Common Share; (iii) two (2) Series A Warrants; and (iv) two (2) Series B Warrants. The designation, rights, preferences and other terms and provisions of the Preferred Shares are set forth in the Series A Certificate of Designation, substantially in the form attached hereto as Exhibit C (the “Series A Certificate of Designation”).

Section 1.2     Warrants.  Each of the Purchasers shall be issued, as part of the Units, two (2) Series A Warrants and two(2)  Series B Warrants, each Warrant to purchase one (1) share of Common Stock, as set forth opposite such Purchaser’s name on Exhibit A hereto. The Series A Warrant, in substantially the form attached hereto as Exhibit D-1, shall expire three (3) years following the Closing Date, and have an initial exercise price of $2.00.  The Series B Warrant, in substantially the form attached hereto as Exhibit D-2, shall expire three (3) years following the Closing Date, and have an initial exercise price of $3.00.

Section 1.3     Conversion and Warrant Shares.  The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of shares of Common Stock equal to one hundred ten percent (110%) of the number of shares of Common Stock as shall from time to time be sufficient to effect conversion of all of the Preferred Shares and exercise of the Warrants then outstanding. Any shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (and such shares when issued) are herein referred to as the “Conversion Shares” and the “Warrant Shares”, respectively.  The Preferred Shares, the Common Shares, the Conversion Shares and the Warrant Shares are sometimes collectively referred to as the “Shares.”

Section 1.4    Purchase Price and Closing.  Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the Units for $13.50 per Unit (the “Purchase Price”) for an aggregate purchase price of $10,000,000, provided, however, the Financing Transaction can be closed with a minimum aggregate purchase price of $3,500,000. Additionally, the Company, in its sole discretion, shall have the right to increase the aggregate purchase price hereunder to up to $15,000,000. Subject to all conditions to closing being satisfied or waived, the closing of the purchase and sale of the Units shall take place at the offices of Sichenzia Ross Friedman Ference LLP (the “Closing”) no later than February 15, 2011, which date may be mutually extended by TriPoint Global Equities, Inc. (the “Placement Agent”) and the Company (the “Closing Date”). In the event that the Closing occurs with an amount less than the full offering amount of $10,000,000 (and any permitted over-allotment amount), the Company and the Placement Agent can hold a subsequent closing for all or any portion of the remaining amount of the Financing Transaction not sold at the time of the Closing, provided, however, that such subsequent closing must occur no later than twenty-five days following the Closing.  Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to each Purchaser (x) certificates for the number of Common Shares and Preferred Shares set forth opposite the name of such Purchaser on Exhibit A hereto, (y) the Warrants to purchase such number of shares of Common Stock as is set forth opposite the name of such Purchaser on Exhibit A attached hereto, and (z) any other documents required to be delivered pursuant to Article 4 hereof.  At the time of the Closing, each Purchaser shall have delivered its Purchase Price by wire transfer to the escrow account pursuant to the Escrow Deposit Agreement (as hereafter defined).  The Company may also, in its sole discretion, terminate the offering and the Company and the Placement Agent would then notify the Escrow Agent (as defined in the Escrow Deposit Agreement) to return the funds deposited in escrow, in accordance with the Escrow Deposit Agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

Section 2.1     Representations and Warranties of the Company, non-PRC Subsidiary and the PRC Subsidiaries.  The Company hereby represents and warrants to the Purchasers on behalf of itself; Classic Bond Development Limited (the “non-PRC Subsidiary”); and Shenzhen Zhonghefangda Network Technology Co., Ltd., a Subsidiary incorporated under the laws of the People’s Republic of China and Shenzhen Junlong Culture Communications Co., Ltd, a contractually controlled company incorporated under the laws of the Peoples Republic of China (together with all the branches of Shenzhen Junlong Culture Communications Co., Ltd (as applicable), collectively the “PRC Subsidiaries”), as of the date hereof (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

(a)     Organization, Good Standing and Power. Each of the Company, its non-PRC Subsidiary and the PRC Subsidiaries is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and has the requisite corporate power and license to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  Except as set forth on Schedule 2.1(a), each of the Company, its non-PRC Subsidiary and the PRC Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(g) hereof) on the Company’s consolidated financial condition.

(b)     Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement in the form attached hereto as Exhibit E (the “Registration Rights Agreement”), the Lock-Up Agreement (as defined in Section 3.16 hereof) in the form attached hereto as Exhibit F, the Escrow Deposit Agreement by and among the Company, the Placement Agent and the escrow agent named therein, dated as of March 18, 2010, substantially in the form of Exhibit G attached hereto (the “Escrow Deposit Agreement”), the Securities Escrow Agreement by and among the Company, the Purchasers, the Principal Stockholder (as defined therein) and the escrow agent named therein, dated as of the date hereof, substantially in the form of Exhibit H attached hereto (the “Securities Escrow Agreement,” and together with the Escrow Deposit Agreement and the Securities Escrow Agreement, the “Escrow Agreements”), the Irrevocable Transfer Agent Instructions (as defined in Section 3.11), the Series A Certificate of Designation, and the Warrants (collectively, the “Transaction Documents”), and to issue and sell the Units in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required.  Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)      Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of the date hereof is set forth on Schedule 2.1(c) hereto.  All of the issued and outstanding shares of the Common Stock have been duly and validly authorized. Except as contemplated by the Transaction Documents or as set forth on Schedule 2.1(c) hereto:

(i)     no shares of Common Stock are entitled to preemptive, conversion or other rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company;

(ii)    there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of  capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company;

(iii)   the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities; and

(iv)   the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws.  The Company has furnished or made available to the Purchasers true and correct copies of the Company’s Articles of Incorporation, as amended and in effect on the date hereof (the “Articles”), and the Company’s Bylaws, as amended and in effect on the date hereof (the “Bylaws”).  Except as restricted under applicable federal, state, local or foreign laws and regulations, the Articles, the Series A Certificate of Designation or the Transaction Documents, or as set forth on Schedule 2.1 (c), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company shall limit the payment of dividends on the Company’s Preferred Shares, or its Common Stock.

(d)      Issuance of Shares.  The Units, the Preferred Shares, the Common Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Preferred Shares, when paid for or issued in accordance with the terms hereof, will be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences set forth in the Series A Certificate of Designation and, immediately after the Closing, the Purchasers will be the record and beneficial owners of all of such securities and have good and valid title to all of such securities, free and clear of all encumbrances. When the Conversion Shares and the Warrant Shares are issued in accordance with the terms of the Series A Certificate of Designation and the Warrants, respectively, such Shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders will be entitled to all rights accorded to a holder of Common Stock and will be the record and beneficial owners of all of such securities and have good and valid title to all of such securities, free and clear of all encumbrances.

(e)       Subsidiaries. Schedule 2.1(e) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of ownership of each Subsidiary. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Except as filed as exhibits to the Commission Documents (as defined below), neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary. All of the outstanding shares of capital stock of each Subsidiary has been duly authorized and validly issued, and are fully paid and nonassessable.  For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

(f)       Commission Documents, Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”).  The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than (i) with respect to the transactions contemplated by this Agreement, or (ii) pursuant to a non-disclosure or confidentiality agreement signed by the Purchasers.  At the time of the respective filings, the Form 10-K and the Form 10-Q complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents.  As of their respective filing dates, none of the Form 10-K or Form 10-Q contained any untrue statement of a material fact; and none omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)      No Material Adverse Effect. Since June 30, 2010, neither the Company, the non-PRC Subsidiary, nor the PRC Subsidiaries has experienced or suffered any Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of the Company, its non-PRC Subsidiary, the PRC Subsidiaries, individually, or in the aggregate and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(h)      No Undisclosed Liabilities.  Other than as disclosed on Schedule 2.1(h) or set forth in the Commission Documents, to the knowledge of the Company, neither the Company, the non-PRC Subsidiary, nor the PRC Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s, the non-PRC Subsidiary’s and the PRC Subsidiaries’ respective businesses since June 30, 2010 and those which, individually or in the aggregate, do not have a Material Adverse Effect on the Company, the non-PRC Subsidiary or the PRC Subsidiaries.

(i)       No Undisclosed Events or Circumstances. To the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company, the non-PRC Subsidiary or the PRC Subsidiaries or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(j)        Indebtedness. The Financial Statements set forth all outstanding secured and unsecured Indebtedness of the Company on a consolidated basis, or for which the Company, the non-PRC Subsidiary or the PRC Subsidiaries have commitments as of the date of Financial Statements or any subsequent period that would require disclosure. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP.  Neither the Company, the non-PRC Subsidiary nor the PRC Subsidiaries is in default with respect to any Indebtedness which, individually or in the aggregate, would have a Material Adverse Effect.

(k)       Title to Assets. Each of the Company, the non-PRC Subsidiary and the PRC Subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the Financial Statements free and clear of any Lien. All leases are valid and subsisting and in full force and effect.

(l)        Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or the PRC Subsidiaries (i) which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto or (ii) involving any of their respective properties or assets.  To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company, the non-PRC Subsidiary or the PRC Subsidiaries or any of their respective executive officers or directors in their capacities as such.

(m)      Compliance with Law.  The Company, the non-PRC Subsidiary and the PRC Subsidiaries have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(n)      No Violation.  The business of the Company, the non-PRC Subsidiary and the PRC Subsidiaries is not being conducted in violation of any Federal, state, local or foreign governmental laws, or rules, regulations and ordinances of any of any governmental entity, except for possible violations which singularly or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Units, the Preferred Shares, the Common Shares, the Warrants, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing).

(o)      No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Articles or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company, the non-PRC Subsidiary, or any of the PRC Subsidiaries is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company, the non-PRC Subsidiary, or any of the PRC Subsidiaries under any agreement or any commitment to which the Company, the non-PRC Subsidiary, or any of the PRC Subsidiaries is a party or by which the Company, the non-PRC Subsidiary, or any of the PRC Subsidiaries is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company, the non-PRC Subsidiary or any of the PRC Subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(p)      Taxes. Each of the Company, the non-PRC Subsidiary and the PRC Subsidiaries, to the extent its applicable, has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the consolidated financial statements of the Company for all current taxes and other charges to which the Company, the non-PRC Subsidiary or the PRC Subsidiaries, if any, is subject and which are not currently due and payable. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal, state or foreign) of any nature whatsoever, whether pending or threatened against the Company, any Subsidiary or the PRC Subsidiaries for any period, nor of any basis for any such assessment, adjustment or contingency.

(q)      Certain Fees. Except as set forth on Schedule 2.1(q) hereto, no brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement and the other Transaction Documents.

(r)       Intellectual Property. Each of the Company, the non-PRC Subsidiary and the PRC Subsidiaries, owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, if any, and all rights with respect to the foregoing, if any, which are necessary for the conduct of their respective business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

(s)     Books and Records Internal Accounting Controls. Except as may have otherwise been disclosed in the Commission Documents, the books and records of the Company, the non-PRC Subsidiary and the PRC Subsidiaries accurately reflect in all material respects the information relating to the business of the Company, the non-PRC Subsidiary and the PRC Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company, the non-PRC Subsidiary or the PRC Subsidiaries.  Except as disclosed on Schedule 2.1(s), the Company, the non-PRC Subsidiary and the PRC Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

(t)     Material Agreements. Any and all written or oral contracts, instruments, agreements, commitments, obligations, plans or arrangements, the Company, the non-PRC Subsidiary and the PRC Subsidiaries is a party to, that a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the “Material Agreements”) if the Company or any Subsidiary were registering securities under the Securities Act has previously been publicly filed with the Commission in the Commission Documents.  Each of the Company, the non-PRC Subsidiary and the PRC Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, has received no notice of default and is not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect.

(u)     Transactions with Affiliates. Except as set forth in the Financial Statements or in the Commission Documents or on Schedule 2.1(u), there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any Subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of non-PRC Subsidiary or the PRC Subsidiaries, or any person owning any capital stock of the Company, the non-PRC Subsidiary, or the PRC Subsidiaries, or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

(v)     Securities Act of 1933. Assuming the accuracy of the representations of the Purchasers set forth in Section 2.2 (d)-(i) hereof, the Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Units hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has sold or will sell, offer to sell or solicit offers to buy any of the Units, the Preferred Shares, the Common Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Units, the Preferred Shares, the Common Shares and the Warrants in violation of the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Units, the Preferred Shares, the Common Shares and the Warrants.

(w)       Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Rights Agreement, and the filing of the Series A Certificate of Designation with the Secretary of State for the State of Nevada, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Units, the Preferred Shares, the Common Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

(x)       Employees. Except as disclosed on Schedule 2.1(x), neither the Company nor any Subsidiary or the PRC Subsidiaries has any collective bargaining arrangements covering any of its employees.  Schedule 2.1(x) sets forth a list of the employment contracts, agreements regarding proprietary information, non-competition agreements, non-solicitation agreements, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company. Since June 30, 2010, no officer, consultant or key employee of the Company or the non-PRC Subsidiary or the PRC Subsidiaries whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or the non-PRC Subsidiary or the PRC Subsidiaries.

(y)       Absence of Certain Developments. Except as disclosed on Schedule 2.1(y), since June 30, 2010, neither the Company, the non-PRC Subsidiary, nor the PRC Subsidiaries have:

(i)        issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

(ii)       borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company’s or such Subsidiary’s business;

(iii)      discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

(iv)     declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v)      sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(vi)     sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

(vii)    suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii)   made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix)      made capital expenditures or commitments therefor that aggregate in excess of $50,000;

(x)       entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

(xi)      made charitable contributions or pledges in excess of $10,000;

(xii)     suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii)    experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(xiv)    effected any two or more events of the foregoing kind which in the aggregate would be material to the Company, the non-PRC Subsidiary or either of the PRC Subsidiaries; or

(xv)     entered into an agreement, written or otherwise, to take any of the foregoing actions.

(z)       Public Utility Holding Company Act; Investment Company Act and U.S. Real Property Holding Corporation Status. The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(aa)     ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement and the other Transaction Documents and the issuance and sale of the Units, the Preferred Shares, the Common Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided, that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(aa), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(bb)    No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Shares pursuant to Rule 506 under the Securities Act, nor will the Company or any of its affiliates take any action or steps that would cause the offering of the Shares to be integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission’s review and since May 2005, other than as contemplated under the Transaction Documents, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(cc)     Sarbanes-Oxley Act. The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and for which compliance by the Company is required as of the date hereof.

(dd)    Additional PRC Subsidiaries’ Representations and Warranties.

(i)     All material consents, approvals, permits, authorizations or licenses requisite under PRC law for the due and proper establishment and operation of the PRC Subsidiaries have been duly obtained from the relevant PRC governmental authorities and are in full force and effect.  Neither the Company nor the PRC Subsidiaries is aware of any threat or challenge to revoke any of the foregoing mentioned documents by the PRC government or its agencies.

(ii)    Except as set forth on Schedule 2(dd), all filings and registrations with the PRC governmental authorities required in respect of the PRC Subsidiaries, their PRC individual shareholders (if any) and their capital structure and operations including, without limitation, to the extent applicable, tax bureau and environmental, land and customs authorities, have been duly completed in accordance with the relevant PRC rules and regulations, except where the failure to complete such filings and registrations does not, and would not, individually or in the aggregate, have a Material Adverse Effect.

(iii)     Neither the PRC Subsidiaries nor any affiliated entity is in receipt of any letter or notice from any relevant PRC governmental or quasi-governmental authority notifying them of the revocation, or otherwise questioning the validity, of any licenses or qualifications issued to them or any subsidy granted to them by any PRC governmental authority, or the need for compliance or remedial actions in respect of the activities carried out by the Company or such Subsidiaries.

(iv)     Each of the PRC Subsidiaries has conducted its business activities within its permitted scope of business or has otherwise operated its businesses in compliance with all relevant legal requirements and with all requisite licenses and approvals granted by competent PRC governmental authorities other than such non-compliance that do not, and would not, individually or in the aggregate, have a Material Adverse Effect. As to licenses, approvals and government grants and concessions requisite or material for the conduct of any part of the PRC Subsidiaries’ business which is subject to periodic renewal, neither the Company, the non-PRC Subsidiary, nor the PRC Subsidiaries has any knowledge of any grounds on which such requisite renewals will not be granted by the relevant PRC governmental authorities.

(v)     Each of he PRC Subsidiaries has complied with all applicable PRC laws and regulations in all material respects, including without limitation, laws and regulations pertaining to welfare fund contributions, social benefits, medical benefits, insurance, retirement benefits, pensions or the like.

(ee)     No Additional Agreements.  Neither the Company nor any of its affiliates has any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(ff)      Foreign Corrupt Practices Act.  Neither the Company, the non-PRC Subsidiary, the PRC Subsidiaries, nor to the knowledge of the Company, the non-PRC Subsidiary, the PRC Subsidiaries, any agent or other person acting on behalf of the Company, the non-PRC Subsidiary or the PRC Subsidiaries, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Units, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company, or any Subsidiary of the Company (or made by any Person acting on their behalf of which the Company is aware) or any members of their respective management which is in violation of any applicable law, or (iv) has violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was or is applicable to the Company or any of its Subsidiaries.

(gg)    PFIC.  None of the Company or its non-PRC Subsidiary or the PRC Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(hh)    OFAC. None of the Company or its non-PRC Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of any of the Company or its non-PRC Subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Units, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ii)       Money Laundering Laws. The operations of each of the Company, the non-PRC Subsidiary and the PRC Subsidiaries have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving any of the Company, the non-PRC Subsidiary or the PRC Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(jj)       Regulatory Matters.

(i)     Each of the Company, the non-PRC Subsidiary and the PRC Subsidiaries has complied and is in compliance in all material respects with all applicable Regulatory Laws (as defined herein) pertaining to any of the properties and assets of the Company, the Subsidiary and the PRC Subsidiaries (including all real property owned by the Company, the Subsidiary and the PRC Subsidiaries, together with all structures, facilities, improvements, fixtures, systems, equipment and items of property presently or hereafter located thereon or attached or appurtenant thereto or owned by the Company, the Subsidiary or the PRC Subsidiaries and located on real property leased by the Company, the Subsidiary or the PRC Subsidiaries, and all easements, licenses, rights and appurtenances relating to the foregoing (collectively, the “Company Real Property”) and the use and ownership thereof, and to the operation of their respective businesses. No material violation the Company, the Subsidiary or the PRC Subsidiaries is being alleged of any applicable Regulatory Law relating to any of the properties and assets of the Company, the Subsidiary or the PRC Subsidiaries (including the Company Real Property) or the use or ownership thereof, or to the operation of their respective businesses.

(ii)     For purposes of this Agreement, the following terms shall have the meanings ascribed to them below:

“Regulatory Laws” means all Laws relating to the protection of human health and safety, including, without limitation, (a) the Occupational Safety and Health Act, or any equivalent law under the PRC, (b)all other requirements pertaining to the protection of the health and safety of employees or the public.

Section 2.2 Representations and Warranties of the Purchasers.  Each Purchaser hereby makes the following representations and warranties to the Company as of the date hereof, with respect solely to itself and not with respect to any other Purchaser:

(a)     Organization and Good Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, partnership or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)     Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform this Agreement and each of the other Transaction Documents to which such Purchaser is a party and to purchase the Units, consisting of the Preferred Shares, the Common Shares and Warrants, being sold to it hereunder. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement and each of the other Transaction Documents to which such Purchaser is a party has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms hereof.

(c)     No Conflicts. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws, operating agreement, partnership agreement or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or any other Transaction Document to which such Purchaser is a party or to purchase the Units, Preferred Shares, Common Shares or acquire the Warrants in accordance with the terms hereof, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)     Status of Purchasers. Each Purchaser is an “accredited investor” (“Accredited Investor”) as defined in Regulation D, or a “non-US person” as defined in Regulation S. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

(e)     Acquisition for Investment. Each Purchaser is acquiring the Units, and the underlying Preferred Shares, Common Shares and the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution. The Purchaser does not have a present intention to sell the Units, Preferred Shares, Common Shares or the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Units, Preferred Shares, Common Shares or the Warrants to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(h) below, such Purchaser does not agree to hold the Units, Preferred Shares, Common Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Units, Preferred Shares, Common Shares or the Warrants at any time in accordance with Federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Units, Preferred Shares, Common Shares and the Warrants and that it has been given full access to such records of the Company, the non-PRC Subsidiary and the PRC Subsidiaries and to the officers of the Company, the non-PRC Subsidiary and the PRC Subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company. Each Purchaser further acknowledges that such Purchaser understands the risks of investing in companies domiciled and/or which operate primarily in the PRC and that the purchase of the Units, Preferred Shares, Common Shares and Warrants involves substantial risks.

(f)     Additional Representations and Warranties of Accredited Investors.  Each Purchaser indicating that such Purchaser is an Accredited Investor, severally and not jointly, further makes the representations and warranties to the Company set forth on Exhibit B-1.

(g)     Additional Representations and Warranties of Non-U.S. Persons.  Each Purchaser indicating that it is not a U.S. person, severally and not jointly, further makes the representations and warranties to the Company set forth on Exhibit B-2.

(h)     Opportunities for Additional Information. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company.

(i)     No General Solicitation. Each Purchaser acknowledges that the Units were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(j)     Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(k)     General. Such Purchaser understands that the Units are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Units.

(l)     Independent Investment. Except as may be disclosed in any filings with the Commission by the Purchasers under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Shares purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Shares.

(m)     Brokers. Other than the Placement Agent and selected dealers of the Placement Agent, no Purchaser has any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

(n)     Confidential Information.  Each Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, or (iii) to any general partner, manager, officer, director or affiliate of such Purchaser, so long as the prospective transferee agrees to be bound by the provisions of this Section 2.2(n).

ARTICLE 3

COVENANTS

The Company covenants with each of the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

Section 3.1     Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Units, the Preferred Shares, Common Shares, Warrants, the Conversion Shares and Warrant Shares as required under Regulation D and applicable “blue sky” laws, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Units, the Preferred Shares, the Common Shares, the Warrants, Conversion Shares and the Warrant Shares to the Purchasers or subsequent holders.

Section 3.2     Registration and Listing.  The Company shall (a) comply in all respects with its reporting and filing obligations under the Exchange Act, (b) comply with all requirements related to any registration statement filed pursuant to the Registration Rights Agreement, and (c) not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act except as permitted under the Transaction Documents. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, as amended.

Section 3.3     Compliance with Laws.  The Company shall comply, and cause each Subsidiary to comply in all respects, with all applicable laws, rules, regulations and orders, except for such non-compliance which singularly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 3.4     Compliance with Circular 75 Registrations in China. Within ninety (90) days following the Closing, the Company shall cause each PRC individual shareholder of the Company as of the Closing who is required to conduct the registrations  with the State Administration of Foreign Exchange of the PRC in accordance with the Circular on Relevant Issues Concerning Foreign Exchange Administration of Financing and Roundtrip Investment through Offshore Special Purpose Companies by PRC Residents (“SAFE Circular 75 Registrations”) and its implementing rules to duly complete such SAFE Circular 75 Registrations. If, after 90 days following the Closing, any PRC individual shareholder of the Company has not completed such required SAFE Circular 75 Registration, the Company shall engage, at the Company's expense, PRC counsel, reasonably acceptable to the Investors, to complete such SAFE Circular 75 Registration and, if necessary, advise the Company with regard restructuring of its off-shore corporate structure in order to achieve compliance with SAFE Circular 75.  The Company further agrees to cooperate with such restructuring to the extent necessary to become compliant with SAFE Circular 75 as per the advise of such counsel.

Section 3.5     Keeping of Records and Books of Account.  The Company shall keep and cause each Subsidiary and each PRC Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, the non-PRC Subsidiary and the PRC Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.6     Reporting Requirements.  If the Commission ceases making periodic reports filed under the Exchange Act available via the IDEA system, then at a Purchaser’s request the Company shall furnish the following to such Purchaser so long as such Purchaser shall beneficially own any Shares:

(a)     Current Reports filed with the Commission on Form 8-K as soon as practicable after the document is filed with the Commission, and in any event within five (5) business days after the document is filed with the Commission;

(b)     Quarterly Reports filed with the Commission on Form 10-Q as soon as practicable after the document is filed with the Commission, and in any event within five (5) business days after the document is filed with the Commission;

(c)     Annual Reports filed with the Commission on Form 10-K as soon as practicable after the document is filed with the Commission, and in any event within five (5) business days after the document is filed with the Commission; and

(d)     Copies of all notices and information, including without limitation any other filings pursuant to the Exchange Act and the Securities Act, and notices and proxy statements in connection with any meetings, which are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

Section 3.7     Amendments.  The Company shall not amend or waive any provision of the Articles or Bylaws of the Company in any way that would adversely affect the liquidation preferences, dividends rights, conversion rights, voting rights or redemption rights of the Preferred Shares; provided, however, that while the Preferred Shares are outstanding, any creation and issuance of another series of Junior Stock (as defined in the Series A Certificate of Designation) shall not be deemed to materially and adversely affect such rights, preferences or privileges.

Section 3.8     Other Agreements.  The Company shall not enter into any agreement the terms of which would restrict or impair the ability of the Company to perform its obligations under any Transaction Document.

Section 3.9     Distributions.  So long as any Preferred Shares remain outstanding, the Company agrees that it shall not declare or pay any dividends or make any distributions to any holder(s) of Common Stock or Junior Stock unless such dividends or distributions are also simultaneously paid or made to the holders of the Preferred Shares on an as-converted basis.

Section 3.10     Reservation of Shares.  So long as any of the Preferred Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred ten percent (110%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.

Section 3.11     Transfer Agent.  The Company has engaged the transfer agent and registrar listed on Schedule 3.11 hereto (the “Transfer Agent”) with respect to its Common Stock, who is DTC and DWAC eligible and who will recognize, execute and honor the Irrevocable Transfer Agent Instructions (as defined below).  As a condition to Closing, the Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants in the form of Exhibit I attached hereto (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 5.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.11 will be given by the Company to its transfer agent with respect to the Conversion Shares and Warrant Shares and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, in compliance with applicable law and the Registration Rights Agreement. If a Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that such Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.11 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.11 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.11, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

Section 3.12     Disposition of Assets.  So long as any Preferred Shares remain outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any of its material properties, assets and rights including, without limitation, its software and intellectual property, to any person except for (i) sales to customers in the ordinary course of business (ii) sales or transfers between the Company, the non-PRC Subsidiary and the PRC Subsidiaries, or (iii) otherwise with the prior written consent of the holders of a majority of the Preferred Shares then outstanding.

Section 3.13     Reporting Status.  So long as a Purchaser beneficially owns any of the Shares, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

Section 3.14     Disclosure of Transaction.  The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the “Press Release”) as soon as practicable after the Closing but in no event later than 9:00 A.M. Eastern Time on the fourth Business Day following the Closing. The Company shall also file with the Commission, the Form 8-K describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the Registration Rights Agreement, the Series A Certificate of Designation, the form of Lock-Up Agreement, the Securities Escrow Agreement, the form of each series of Warrant and the Press Release) within four (4) Business Days following the Closing Date.  The Press Release and Form 8-K shall be subject to prior review and comment by counsel for the Purchasers. “Business Day” means any day during which the NYSE AMEX (“AMEX”) (or other principal exchange) shall be open for trading.

Section 3.15     Disclosure of Material Information.  The Company, the non-PRC Subsidiary and the PRC Subsidiaries covenant and agree that neither it nor any other person acting on its or their behalf has provided or, from and after the filing of the Press Release, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Purchaser shall have executed a specific written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenants in effecting transactions in securities of the Company.  At the time of the filing of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release.  The Company shall not disclose the identity of any Purchaser in any filing with the Commission except as required by the rules and regulations of the Commission thereunder.  In the event of a breach of the foregoing covenant by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser may notify the Company, and the Company shall make public disclosure of such material nonpublic information within two (2) trading days of such notification.

Section 3.16     Pledge of Securities.  The Company acknowledges and agrees that the Shares may be pledged by a Purchaser in connection with a bonafide margin agreement or other loan or financing arrangement that is secured by the Common Stock. The pledge of Common Stock shall not be deemed to be a transfer, sale or assignment of the Common Stock hereunder, and no Purchaser effecting a pledge of Common Stock shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided, that a Purchaser and its pledgee shall be required to comply with the provisions of Article 5 hereof in order to effect a sale, transfer or assignment of Common Stock to such pledgee. At a Purchaser’s expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by a Purchaser, in accordance with applicable laws relating to the transfer of the securities.

Section 3.17     Lock-Up Agreements.  The persons listed on Schedule 3.17 attached hereto shall be subject to the terms and provisions of the Lock-Up Agreement (the “Lock-Up Agreement”), which shall provide the manner in which certain stockholders of the Company may sell, transfer or dispose of their shares of Common Stock.

Section 3.18     DTC.  Not later than the effective date of the Registration Statement (as defined in the Registration Rights Agreement), the Company shall cause its Common Stock to be eligible for transfer with its transfer agent pursuant to the Depository Trust Company Automated Securities Transfer Program.

Section 3.19     Sarbanes-Oxley Act.  The Company shall be in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder, as required under such Act.

Section 3.20     No Integrated Offerings.  The Company shall not make any offers or sales of any security (other than the securities being offered or sold hereunder) under circumstances that would require registration of the securities being offered or sold hereunder under the Securities Act.

Section 3.21     No Commissions in Connection with Conversion of Preferred Shares.  In connection with the conversion of the Preferred Shares into Conversion Shares, neither the Company nor any person acting on its behalf will take any action that would result in the Conversion Shares being exchanged by the Company other than with the then existing holders of the Preferred Shares exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange in compliance with Section 3(a)(9) of the Securities Act.

Section 3.22     No Manipulation of Price.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

Section 3.23     Corporate Governance.  As soon as possible, but no later than four (4) months of the Closing, the Company shall nominate a board of directors, the majority of which shall be composed of independent directors (as that term is defined for SEC purposes and NASDAQ rules and regulations) and take all actions, and obtain all authorizations, consents and approvals as are required to be obtained in order to effectuate the election of these nominees.

ARTICLE 4

CONDITIONS

Section 4.1     Conditions Precedent to the Obligation of the Company to Sell the Units.  The obligation hereunder of the Company to issue and sell the Units, and the underlying Preferred Shares, Common Shares and the Warrants to the Purchasers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)     Accuracy of Each Purchaser’s Representations and Warranties. The representations and warranties of each Purchaser in this Agreement and each of the other Transaction Documents to which such Purchaser is a party shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b)     Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

(c)     No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)     Delivery of Purchase Price. The Purchase Price for each of the Units sold shall have been delivered to the escrow agent pursuant to the Escrow Deposit Agreement.

(e)     Delivery of Transaction Documents. The Transaction Documents to which the Purchasers are parties shall have been duly executed and delivered by the Purchasers to the Company.

(f)     Delivery of Appointment Letter. The Appointment Letter in substantially the form of Exhibit M to which the Purchasers are parties to appoint Tripoint Global Equities LLC as their Purchaser Representative for purposes of the Securities Escrow Agreement shall have been duly executed and delivered by the Purchasers to the Company.

Section 4.2     Conditions Precedent to the Obligation of the Purchasers to Purchase the Units.  The obligation hereunder of each Purchaser to acquire and pay for the Units is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(a)     Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents that are qualified by materiality or by reference to any Material Adverse Effect shall be true and correct in all respects, and all other representations and warranties shall be true and correct in all material respects, as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(b)     Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c)     No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)     No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or the non-PRC Subsidiary or any of the PRC Subsidiaries, or any of the officers, directors or affiliates of the Company or the non-PRC Subsidiary or any of the PRC Subsidiaries seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e)     Series A Certificate of Designation of Rights and Preferences. Prior to the Closing, the Articles of Amendment to the Articles, including the Series A Certificate of Designation shall have been filed with the Secretary of State of Nevada.

(f)     Opinions of Counsel, Etc. At the Closing, the Purchasers shall have received an opinion of (i) Sichenzia Ross Friedman Ference LLP, securities counsel to the Company, dated the date of the Closing, in substantially the form of Exhibit J; and (ii) Guangdong China Commercial Law Firm, PRC counsel to the PRC Subsidiaries, dated the date of the Closing, in substantially the form of Exhibit K..

(g)     Registration Rights Agreement. On the Closing Date, the Company shall have executed and delivered the Registration Rights Agreement to each Purchaser.

(h)     Certificates. The Company shall have executed and delivered to the Purchasers the certificates (in such denominations as such Purchaser shall request) for the Preferred Shares, Common Shares and the Warrants being acquired by such Purchaser at the Closing (in such denominations as such Purchaser shall request) to such address set forth next to each Purchasers name on Exhibit A with respect to the Closing.

(i)     Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolutions”).

(j)     Reservation of Shares. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to one hundred ten percent (110%) of the aggregate number of Conversion Shares issuable upon conversion of the Preferred Shares issued or to be issued pursuant to this Agreement and the number of Warrant Shares issuable upon exercise of the number of Warrants issued or to be issued pursuant to this Agreement.

(k)     Lock-Up Agreements. As of the Closing Date, the persons listed on Schedule 3.17 shall have delivered to the Purchasers fully executed Lock-Up Agreement.

(l)     Secretary’s Certificate. The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors of the Company consistent with Section 2.1(b), (ii) the Articles, (iii) the Bylaws, (iv) the Series A Certificate of Designation, each as in effect at the Closing, and (v) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(m)     Officer’s Certificate. The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.

(n)     Escrow Deposit Agreement. On the Closing Date, the Company and the escrow agent shall have executed and delivered the Escrow Deposit Agreement to each Purchaser.

(o)     Securities Escrow Agreement. On the Closing Date, the Securities Escrow Agreement shall have been executed by the parties thereto and the Escrow Shares (as defined in the Securities Escrow Agreement) shall have been deposited into the escrow account pursuant to the terms of the Securities Escrow Agreement.

(p)     Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

(q)     Amendment of the VIE documents.  The Company shall have revised the Option Agreement between Shenzhen Zhonghefangda Network Technology Co., Ltd., Shenzhen Junlong Culture Communications Co., Ltd. and its shareholders such that the purchase price for Shenzhen Zhonghefangda Network Technology Co., Ltd. to exercise its option to purchase all or part of the equity interests in Shenzhen Junlong Culture Communications Co., Ltd. has been reduced to nominal consideration (e.g. RMB 1.00 Yuan) or the minimum amount permitted by PRC law.

ARTICLE 5

STOCK CERTIFICATE LEGEND

Section 5.1      Legend.  Each certificate representing the Preferred Shares, the Common Shares, the Warrants and Warrant Shares and if appropriate, securities issued upon conversion or exercise thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

“THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

Each certificate representing the Preferred Shares, the Common Shares, the Warrants and Warrant Shares and if appropriate, securities issued upon conversion or exercise thereof, if such securities are being offered to Purchasers in reliance upon Regulation S, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

The Company agrees to reissue certificates representing any of the Conversion Shares or the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, such holder thereof shall give written notice to the Company describing the manner and terms of such sale and removal as the Company may reasonably request.  Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares or the Warrant Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144(i)  under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within five (5) business days. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Conversion Shares or the Warrant Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Conversion Shares or the Warrant Shares (provided that a registration statement under the Securities Act providing for the resale of the Warrant Shares and Conversion Shares is then in effect), the Company may cause its transfer agent to electronically transmit the Conversion Shares or Warrant Shares to a Purchaser by crediting the account of such Purchaser or such Purchaser’s prime broker with the DTC through its DWAC system (to the extent not inconsistent with any provisions of this Agreement).

ARTICLE 6

INDEMNIFICATION

Section 6.1      General Indemnity.  The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of any breach of the representations, warranties or covenants made by the Company herein. Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article 6 shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

Section 6.2       Indemnification Procedure. Any party entitled to indemnification under this Article 6 (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 6 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for any settlement if the indemnifying party is advised of the settlement but fails to respond to the settlement within thirty (30) days of receipt of such notification. Notwithstanding anything in this Article 6 to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE 7

MISCELLANEOUS

Section 7.1      Fees and Expenses.  Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay all actual and reasonable attorneys’ fees and expenses (including disbursements and out-of-pocket expenses) up to a maximum of $25,000 incurred by the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents.  The Company shall also pay all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees and expenses but only if the Purchasers are successful in any litigation or arbitration relating to such enforcement.  Any such fees and expenses that remain outstanding shall be paid out of the escrow account pursuant to the Escrow Deposit Agreement, prior to the release of the Purchase Price to the Company.

Section 7.2       Specific Enforcement, Consent to Jurisdiction.

(a)           The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)           Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  The Company hereby appoints Anslow & Jaclin, LLP as its agent for service of process in New York.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 7.3      Entire Agreement; Amendment.  This Agreement and the other Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the Preferred Shares then outstanding (the “Majority Holders”), and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Preferred Shares, as the case may be.

Section 7.4      Notices.  All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iii) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company:

China Internet Café Holdings Group,  Inc.
#2009-2010, 4th Building, ZhuoYue Century Center
FuHua Third Road, FuTian District
Shenzhen, Guangdong Province, China
Telephone No.: (86) 755-8989-0998
Fax No: (86) 755-8989-6008

with copies (which shall not constitute notice) to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attention:  ____________
Phone No.:  ________
Fax  No.:     (212) 930-9725

If to any Purchaser:  At the address of such Purchaser set forth on Exhibit A to this Agreement, as the case may be, with copies to Purchaser’s counsel as set forth on Exhibit A or as specified in writing by such Purchaser.

with copies (which shall not constitute notice) to:

Anslow & Jaclin, LLP
195 Route 9 South, Sute 204
Manalapan, New Jersey 07726
Attention:  Richard I. Anslow
Phone No.:  (732) 409-1212
Fax  No.:     (732) 577-1188

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 7.5       Waivers.  No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.6       Headings.  The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

Section 7.7       Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchasers, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in the Transaction Documents, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Shares or Warrants in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company or the other Purchasers, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchasers.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. If any Purchaser transfers Preferred Shares purchased hereunder, any such penalty shares or liquidated damages, as the case may be, pursuant to this Agreement shall similarly transfer to such transferee with no further action required by the purchaser or the Company.

Section 7.8      No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 7.9      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 7.10    Survival.  The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.

Section 7.11    Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 7.12    Publicity.  Except with respect to the registration statement required to be filed pursuant to the terms of the Registration Rights Agreement, the Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers without the consent of the Purchasers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

Section 7.13    Severability.  The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 7.14    Further Assurances.  From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Preferred Shares, the Common Shares, the Conversion Shares, the Warrants, the Warrant Shares, the Series A Certificate of Designation, the Registration Rights Agreement and the other Transaction Documents.

Section 7.15    Currency.  With the exception of Section 2.2(o) and unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars (“US Dollars”).  All amounts owed under this Agreement or any Transaction Document shall be paid in US Dollars.  All amounts denominated in other currencies shall be converted in the US Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.  “Exchange Rate” means, in relation to any amount of currency to be converted into US Dollars pursuant to this Agreement, the US Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation.

Section 7.16     Termination.  This Agreement may be terminated prior to Closing:

(a)           by mutual written agreement of the Purchasers and the Company, a copy of which shall be provided to the escrow agent appointed under the Escrow Deposit Agreement (the “Escrow Agent”); and

(b)           by the Company or a Purchaser (as to itself but no other Purchaser) upon written notice to the other, with a copy to the Escrow Agent, if the Closing shall not have taken place by 5:00 p.m. Eastern time on April 22, 2010, unless extended to a later date by the mutual consent of the Company and the Placement Agent; provided, that the right to terminate this Agreement under this Section 7.16(b) shall not be available to any person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

(c)           In the event of a termination pursuant to Section 7.16(a) or 7.16(b), each Purchaser shall have the right to a return of up to its entire Purchase Price deposited with the Escrow Agent pursuant to this Agreement, without interest or deduction.  The Company covenants and agrees to cooperate with such Purchaser in obtaining the return of its Purchase Price, and shall not communicate any instructions to the contrary to the Escrow Agent.

(d)           In the event of a termination pursuant to this Section 7.16, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 7.16, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

China Internet Café Holdings Group, Inc.

By:	/s/ Dishan Guo
	Name:	Dishan Guo
	Title:	Chief Executive Officer

COUNTERPART SIGNATURE PAGE

(FOR ISSUANCES TO AN ENTITY PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT)

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement, dated as of February 22, 2011 by and among China Internet Café Holdings Group, Inc. and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Securities Purchase Agreement or counterparts thereof and for its name, address and number of Units purchased to be added to Exhibit A of the Securities Purchase Agreement.

[ENTITY NAME]

By:
Name:
Title:

PRINT EXACT NAME IN WHICH YOU WANT THE SECURITIES TO BE REGISTERED

Attn:

Address:

Phone No.

Facsimile No.

Email:

COUNTERPART SIGNATURE PAGE

(FOR ISSUANCES TO AN INDIVIDUAL PURSUANT TO SECTION 4(2) OF SECURITIES ACT )

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement, dated as of February 22, 2011 by and among China Internet Café Holdings Group, Inc. and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Securities Purchase Agreement or counterparts thereof and for his or her name, address and number of Units purchased to be added to Exhibit A of the Securities Purchase Agreement.

Name:

PRINT EXACT NAME IN WHICH YOU WANT THE SECURITIES TO BE REGISTERED

Attn:

Address:

Phone No.

Facsimile No.

Email:

COUNTERPART SIGNATURE PAGE

(FOR ISSUANCES TO AN ENTITY PURSUANT TO REGULATION S)

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement, dated as of February 22, 2011 by and among China Internet Café Holdings Group, Inc. and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Securities Purchase Agreement or counterparts thereof and for its name, address and number of Units purchased to be added to Exhibit A of the Securities Purchase Agreement.

[ENTITY NAME]

By:
Name:
Title:

OFFSHORE DELIVERY INSTRUCTIONS:

PRINT EXACT NAME IN WHICH YOU WANT THE SECURITIES TO BE REGISTERED

Attn:

Address:

Phone No.

Facsimile No.

Email:

COUNTERPART SIGNATURE PAGE

(FOR ISSUANCES TO AN INDIVIDUAL PURSUANT TO REGULATION S)

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement, dated as of February 22, 2011 by and among China Internet Café Holdings Group, Inc. and the Purchasers (as defined therein), as to the number of Units set forth below, and authorizes this signature page to be attached to the Securities Purchase Agreement or counterparts thereof and for his or her name, address and number of Units purchased to be added to Exhibit A of the Securities Purchase Agreement.

Name:

OFFSHORE DELIVERY INSTRUCTIONS:

PRINT EXACT NAME IN WHICH YOU WANT THE SECURITIES TO BE REGISTERED

Attn:

Address:

Phone No.

Facsimile No.

Email:

EXHIBIT A TO THE
SECURITIES PURCHASE AGREEMENT

Investor name	Investment Amount	Series A Preferred Stock	Common	Series A Warrants	Series B Warrants
BBS Capital Fund, LP	$270,000.00	180,000	20,000	40,000	40,000
Dennis Jason Wong, Sole Trustee of the Dennis and Shannon Wong Family Trust	$229,500.00	153,000	17,000	34,000	34,000
DSEA Wong Foundation	$135,000.00	90,000	10,000	20,000	20,000
SPI Hawaii Investments, LP	$310,500.00	207,000	23,000	46,000	46,000
Greg Freihofner	$67,500.00	45,000	5,000	10,000	10,000
Steven Cooley Smith	$50,625.00	33,750	3,750	7,500	7,500
Gary Reed Hawkins	$30,780.00	20,520	2,280	4,560	4,560
Gary Reed Hawkins	$135,000.00	90,000	10,000	20,000	20,000
Daybreak Special Situations Master Fund Ltd.	$40,500.00	27,000	3,000	6,000	6,000
Robert Lee Moody, Jr.	$135,000.00	90,000	10,000	20,000	20,000
Haus Capital Fund, LLP	$67,500.00	45,000	5,000	10,000	10,000
Silver Rock II, Ltd	$202,500.00	135,000	15,000	30,000	30,000
MKM Opportunity Master Fund, Ltd	$108,000.00	72,000	8,000	16,000	16,000
Lennox Capital Partners, LP	$499,500.00	333,000	37,000	74,000	74,000
Squires Family LP	$189,000.00	126,000	14,000	28,000	28,000
Rushlade Investments Ltd	$101,250.00	67,500	7,500	15,000	15,000
Cranshire Capital, LP	$99,900.00	66,600	7,400	14,800	14,800
John Charles Kleinert	$13,500.00	9,000	1,000	2,000	2,000
Venturetek, L.P.	$175,500.00	117,000	13,000	26,000	26,000
Stephen S. Taylor Roth IRA c/o First Clearing, LLC	$499,500.00	333,000	37,000	74,000	74,000
Taylor International Fund, Ltd	$1,512,000.00	1,008,000	112,000	224,000	224,000
Blue Earth Fund, LP	$27,000.00	18,000	2,000	4,000	4,000
Paul Hickey	$13,500.00	9,000	1,000	2,000	2,000
Joseph J Amiel Money Purchase Plan	$24,975.00	16,650	1,850	3,700	3,700
Dynacap Global Capital Fund II LP	$54,000.00	36,000	4,000	8,000	8,000
John David Bell	$40,500.00	27,000	3,000	6,000	6,000
Kari Ekholm	$27,000.00	18,000	2,000	4,000	4,000
Tommy Dilling	$15,187.50	10,125	1,125	2,250	2,250
Peter Ekberg	$15,187.50	10,125	1,125	2,250	2,250
Kristian Stensjo and Pernilla Stensjo	$20,250.00	13,500	1,500	3,000	3,000
Enebybergs Revisionsbyra AB	$75,600.00	50,400	5,600	11,200	11,200
Minti Global Investment 2KB	$199,989.00	133,326	14,814	29,628	29,628
P.J. Levay Lawrence	$97,200.00	64,800	7,200	14,400	14,400
P.K. Solutions AB	$100,237.50	66,825	7,425	14,850	14,850
Heinrich H Foerster	$21,600.00	14,400	1,600	3,200	3,200
Jesper Kronborg	$20,250.00	13,500	1,500	3,000	3,000
Garolf AB	$150,187.50	100,125	11,125	22,250	22,250
Peter Gustafsson	$50,017.50	33,345	3,705	7,410	7,410
Ferghal O'Regan	$151,200.00	100,800	11,200	22,400	22,400
David Sandgren	$69,997.50	46,665	5,185	10,370	10,370
Niklas Flisberg	$99,900.00	66,600	7,400	14,800	14,800
Robin Whaite	$87,750.00	58,500	6,500	13,000	13,000
Herbert Verse	$29,025.00	19,350	2,150	4,300	4,300
Olive or Twist Limited	$44,995.50	29,997	3,333	6,666	6,666
ULF Sorvik	$49,950.00	33,300	3,700	7,400	7,400
Hans Waren	$40,500.00	27,000	3,000	6,000	6,000
Paul Maas	$13,500.00	9,000	1,000	2,000	2,000

Total	$6,412,054.50	4,274,703	474,967	949,934	949,934

EXHIBIT B TO THE
SECURITIES PURCHASE AGREEMENT

DEFINITION OF “ACCREDITED INVESTOR”

The term “accredited investor” means:

1)
A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of US $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

2)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

3)
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US $5,000,000.

4)	A director or executive officer of the Company.

5)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US $1,000,000.

6)
A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

7)
A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

8)
An entity in which all of the equity owners are accredited investors.  (The Purchaser, as an entity, must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

EXHIBIT B-1 TO THE
SECURITIES PURCHASE AGREEMENT

EXHIBIT B-1

ACCREDITED INVESTOR REPRESENTATIONS

Each Purchaser indicating that it is an Accredited Investor, severally and not jointly, further represents and warrants to the Company as follows:

1.	Such person or entity qualifies as an Accredited Investor on the basis set forth on its signature page to this Agreement.

2.
Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

3.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Units.

4.
Such person or entity understands the various risks of an investment in the Units and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Units.

5.
Such person or entity has had access to the Company’s publicly filed reports with the Commission and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Units.

6.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Units.

7.
Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

8.	Such person or entity is acquiring the Units for such person’s or entity’s, as the case may be, own account, for investment and not for distribution or resale to others.

9.
Such person or entity will not sell or otherwise transfer the Units, unless either (a) the transfer of such securities is registered under the Securities Act or (b) an exemption from registration of such securities is available.

10.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Units substantially in the form set forth in Section 5.1.

11.
Such person or entity understands and acknowledges that the Units have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

EXHIBIT B-2 TO THE
SECURITIES PURCHASE AGREEMENT

NON U.S. PERSON REPRESENTATIONS

Each Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Units, such person or entity was outside the United States.

2.
Such person or entity is acquiring the Units for such person’s or entity’s own account, for investment and not for distribution or resale to others and is not purchasing the Units for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3.
Such person or entity will make all subsequent offers and sales of the Units either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act.  Specifically, such person or entity will not resell the Units to any U.S. person or within the United States prior to the expiration of a period commencing on each Closing Date and ending on the date that is one year thereafter respectively (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4.
Such person or entity has no present plan or intention to sell the Units in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Units and is not acting as a Distributor of such securities.

5.
Neither such person or entity, its affiliates nor any person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Units at any time after each Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Units substantially in the form set forth in Section 5.1.

7.
Such person or entity is not acquiring the Units in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.
Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Units.

10.
Such person or entity understands the various risks of an investment in the Units and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Units.

11.
Such person or entity has had access to the Company’s publicly filed reports with the Commission and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Units.

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Units.

13.
Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

14.
Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

15.
Such person or entity represents that the address furnished on its signature page to this Agreement and in Exhibit A is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

16.
Such person or entity understands and acknowledges that the Units have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

EXHIBIT C TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF SERIES A CERTIFICATE OF DESIGNATION

EXHIBIT D-1 TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF SERIES A WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

SERIES A WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.

Expires February 21, 2014

No.: ______                          Number of Shares: [__________]
Date of Issuance: February 22, 2011

FOR VALUE RECEIVED, the undersigned, China Internet Café Holdings Group, Inc., a Nevada corporation (together with its successors and assigns, the “Issuer” or the “Company”), hereby certifies that [____________________] or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to [__________________________] ([_______]) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

1.           Term. The term of this Warrant shall commence on February 22, 2011 and shall expire at 6:00 p.m., Eastern Time, on February 21, 2014 (such period being the “Term”).

2.	Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a)           Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.

(b)           Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by delivery to the Company (or such other office or agency of the Issuer as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Issuers) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (“Notice of Exercise Form”); and, within three (3) Trading Days of the date said Notice of Exercise Form is delivered to the Company, the Company shall have received payment of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions of subsection (c) of this Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock and the Common Stock underlying the preferred stock issued pursuant to the Purchase Agreement is not then in effect as required under the Registration Rights Agreement (as defined below), or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant, or an indemnification reasonably acceptable to the Issuer undertaking with respect to such Warrant in the case of its loss, theft or destruction, to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise Form is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.

(c)           Cashless Exercise. Notwithstanding any provision herein to the contrary, but subject to Section 2(b)(ii) hereof, and commencing twelve (12) months following the Original Issue Date, if the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise (“Cashless Exercise”) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise, in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)
             B

Where	X =	the number of shares of Common Stock to be issued to the Holder.

Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A =	the Warrant Price.

B =         the Per Share Market Value of one share of Common Stock.

If at any time after the effective date of the registration statement, there is not an effective registration statement covering the resale of the shares underlying the Warrant, the Holder may exercise this Warrant by Cashless Exercise; provided, however, that the Holder may not exercise this Warrant by Cashless Exercise if at any time the registration statement is not effective for any of the reasons set forth in Section 3(n) of the Registration Rights Agreement (as defined in the Purchase Agreement).

(d)           Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder’s Prime Broker as specified in the Holder’s exercise form within a reasonable time, not exceeding five (5) Trading Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect or that the shares of Warrant Stock are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding five (5) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with sale in reliance upon an effective Registration Statement or other exemption from registration by which the shares may be issued without a restrictive legend and the Issuer and its transfer agent are participating in DTC through the DWAC system.

(e)           Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the second business day following the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

(f)           Transferability of Warrant. Subject to Section 2(h) hereof, this Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder upon surrender of this Warrant at the principal office of the Issuer or its designated agent, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(g)           Continuing Rights of Holder. The Issuer shall, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(h)           Compliance with Securities Laws.

(i)           The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(ii)           Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii)           The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above, if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and demonstrating that the following conditions are satisfied. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become and remains effective under the Securities Act, or (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Issuer shall respond to any such notice from a holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer shall use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. Whenever a certificate representing the Warrant Stock is required to be issued to the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder or Holder’s Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

(i)           Accredited Investor Status. At the time of the exercise of this Warrant, the Holder (1) shall be an “accredited investor” as defined in Regulation D under the Securities Act, or (2) shall exercise this Warrant by means of a Cashless Exercise as provided for in Section 2(c), subject to any applicable restrictions.

3.           Adjustment of Warrant Price. The Warrant Price shall be subject to adjustment from time to time as set forth in this Section 3. The Issuer shall give the Holder written notice of any event described below which requires an adjustment pursuant to this Section 3 in accordance with the notice provisions set forth in Section 12.

(a)           Adjustments for Stock Splits, Combinations, Certain Dividends and Distributions.  If the Issuer shall, at any time or from time to time after the Original Issue Date, effect a split of the outstanding Common Stock (or any other subdivision of its shares of Common Stock into a larger number of shares of Common Stock), combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, in each event (i) the number of shares of Common Stock for which this Warrant shall be exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(b)           Adjustment for Other Dividends and Distributions. If the Issuer shall, at any time or from time to time after the Original Issue Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in (i) cash, (ii) any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock; or (iii) any warrants or other rights to subscribe for or purchase any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock, then, and in each event, (A) the number of shares of Common Stock for which this Warrant shall be exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (1) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (2) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (B) the Warrant Price then in effect shall be adjusted to equal (1) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3(b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 3(a).

(c)           Adjustments for Reclassification, Exchange or Substitution. If the Common Stock for which this Warrant is exercisable at any time or from time to time after the Original Issue Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Section 3(a), Section 3(b), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3(d)), then, and in each event, an appropriate revision to the Warrant Price shall be made and provisions shall be made (by adjustments of the Warrant Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(d)           Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Original Issue Date there shall be (i) a capital reorganization of the Issuer (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3(a), and Section 3(b), or a reclassification, exchange or substitution of shares provided for in Section 3(c)), or (ii) a merger or consolidation of the Issuer with or into another corporation, where the holders of the Issuer’s outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or (iii) the sale of all or substantially all of the Issuer’s properties or assets to any other person (an “Organic Change”), then, as a part of such Organic Change an appropriate revision to the Warrant Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Warrant Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities or property of the Issuer or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(d) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3(d) (including any adjustment in the Warrant Price then in effect and the number of shares of stock or other securities deliverable upon exercise of this Warrant) shall be applied after that event in as nearly an equivalent manner as may be practicable.  In any such case, the resulting or surviving corporation (if not the Issuer) shall expressly assume the obligations to deliver, upon the exercise of this Warrant, such securities or property as the Holder shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the rights of the Holder as provided above.

 (e)           Record Date. In case the Issuer shall take record of the holders of its Common Stock or any other preferred stock for the purpose of entitling them to subscribe for or purchase Common Stock or securities convertible into or exchangeable for, directly or indirectly, Common Stock, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

 (f)           No Impairment. The Issuer shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect against impairment the right of the Holder to exercise this Warrant. In the event the Holder shall elect to exercise this Warrant, in whole or in part, as provided herein, the Issuer cannot refuse exercise based on any claim that the Holder or anyone associated or affiliated with such holder has been engaged in any violation of law, unless (i) the Issuer receives an order from the Securities and Exchange Commission prohibiting such exercise or (ii) an injunction from a court, on notice, restraining and/or adjoining exercise of this Warrant.

(g)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Warrant Price or number of shares of Common Stock for which this Warrant is exercisable pursuant to this Section 3, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Issuer shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the Warrant Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the exercise of this Warrant. Notwithstanding the foregoing, the Issuer shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount; if the Issuer so postpones delivering a certificate, such prior adjustment shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in an adjustment of one percent or more.

(h)           Issue Taxes. The Issuer shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant; provided, however, that the Issuer shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(i)            Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Holder shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

(j)            Reservation of Common Stock. The Issuer shall, during the period within which this Warrant may be exercised, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of Common Stock equal to at least one hundred ten percent (110%) of the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant.

(k)           Retirement of this Warrant. Exercise of this Warrant shall be deemed to have been effected on the date of exercise hereof. Upon exercise of this Warrant only in part, the Issuer shall issue and deliver to the Holder, at the expense of the Issuer, a new Warrant covering the unexercised balance of the Warrant Shares.

(l)            Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of exercise of this Warrant require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Issuer shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

4.           No Preemptive Rights. The Holder shall not be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board in its absolute discretion may deem advisable.

5.           Exercise Restriction. Notwithstanding anything to the contrary set forth in this Warrant, at no time may the Holder exercise this Warrant, in whole or in part, if the number of shares of Common Stock to be issued pursuant to such exercise would cause the number of shares of Common Stock beneficially owned by the Holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by the Holder and its affiliates at such time, result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon the Holder providing the Issuer with sixty-one (61) days notice (pursuant to Section 12 hereof) (the “Waiver Notice”) that the Holder would like to waive Section 5 of this Warrant with regard to any or all shares of Common Stock for which this Warrant is exercisable, this Section 5 shall be of no force or effect with regard to those shares referenced in the Waiver Notice.

6.           Registration Rights.  The Holder of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant, pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Issuer and Persons listed on Schedule I thereto (the “Registration Rights Agreement”) and the registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.

           7.           Call.  Notwithstanding anything herein to the contrary, the Issuer, at its option, may call up to one hundred percent (100%) of this Warrant by providing the Holder written notice pursuant to Section 12 (the “Call Notice”) if at such time the VWAP of the Company’s Common Stock is equal to or greater than $6.00 (as may be adjusted for any stock splits or combinations of the Common Stock) for a period of ten (10) consecutive Trading Days with an average daily trading volume of the Common Stock equal to or greater than 75,000 shares; provided, that (i) a registration statement under the Securities Act as required under the Registration Rights Agreement is then in effect, (ii) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission, or the OTC Bulletin Board or a registered national stock exchange where the Common Stock is traded, and (iii) the Issuer is in material compliance with the terms and conditions of this Warrant and the other Transaction Documents (as defined in the Purchase Agreement); provided, further, that a registration statement under the Securities Act providing for the resale of the Warrant Stock is in effect from the date of delivery of the Call Notice until the date which is the later of (A) the date the Holder exercises the Warrant pursuant to the Call Notice and (B) the 10th Trading Day after the Holder receives the Call Notice (the “Early Termination Date”).  The rights and privileges granted pursuant to this Warrant with respect to the shares of Warrant Stock subject to the Call Notice (the “Called Warrant Shares”) shall expire on the Early Termination Date if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date.  In the event this Warrant is not exercised with respect to the Called Warrant Shares, the Issuer shall remit to the Holder of this Warrant (1) $0.01 per Called Warrant Share and (2) a new Warrant representing the number of shares of Warrant Stock, if any, which shall not have been subject to the Call Notice upon the Holder tendering to the Issuer the applicable Warrant certificate.

8.            Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement defined herein below.  As used in this Warrant, the following terms shall have the following meanings:

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Articles of Incorporation” means the Articles of Incorporation of the Issuer, as amended, as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

“Common Stock” means the Common Stock, $0.00001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

“Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

“Issuer” means China Internet Café Holdings Group, Inc., a Nevada corporation, and its successors.

“Original Issue Date” means February 22, 2011.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Other Common” means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

“Outstanding Common Stock” means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all right, warrants or options to purchase shares of Common Stock that are outstanding at such time.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Per Share Market Value” means on any particular date (a) the last closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or any registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or by OTC Markets Group Inc. or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or by OTC Markets Group Inc. (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the five (5) Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board.

“Purchase Agreement” means the Securities Purchase Agreement dated as of February 22, 2011, among the Issuer and the Purchasers.

“Purchasers” means the purchasers of the Series A Preferred Stock and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. “Security” means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Preferred Stock” means shares of the Company’s Series A Convertible Preferred Stock issued to the Purchasers pursuant to the Purchase Agreement.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or a registered national stock exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or a registered national stock exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by OTC Markets Group Inc. (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

“VWAP” means, for any date or range of dates, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a National Securities Exchange, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on a National Securities Exchange on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:00 p.m. New York City time); (b) if the Common Stock is then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, and if prices for the Common Stock are then reported in the "Pink Sheets" published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported

“Warrants” means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant and the Series B Warrants (as defined in the Purchase Agreement), and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(d), 2(e) or 2(f) hereof or of any of such other Warrants.

“Warrant Price” initially means $2.00, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 3 hereto.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of a Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

9.           Other Notices. In case at any time:

(i)           the Issuer shall make any distributions to the holders of Common Stock; or

(ii)           the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

(iii)           there shall be any reclassification of the Capital Stock of the Issuer; or

(iv)           there shall be any capital reorganization by the Issuer; or

(v)           there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer’s property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(vi)           there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

10.           Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by (a) the Issuer and (b) the Holders of a majority of the Warrants then outstanding; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

11.           Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

12.           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Issuer. The Issuer shall give written notice to the Holder at least twenty (20) calendar days prior to the date on which the Issuer closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Issuer shall also give written notice to the Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public. The addresses for such communications shall be:

If to the Issuer:
China Internet Café Holdings Group, Inc.
#2009-2010, 4th Building, ZhuoYue Century Center
FuHua Third Road, FuTian District
Shenzhen, Guangdong Province, China
Attention:  Dishan Guo
Telephone No.: (86) 755-8989-0998
Fax No: (86) 755-8989-6008

with copies (which copies shall not constitute notice) to:
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attention:  Benjamin Tan
Phone No.:  (212) 930-9700
Fax  No.:     (212) 930-9725

If to any Holder:	At the address of such Holder set forth on Exhibit A to this Agreement, with copies to Holder’s counsel as set forth on Exhibit A or as specified in writing by such Holder with copies (which shall not constitute notice) to:
Anslow & Jaclin, LLP
195 Route 9 South, Sute 204
Manalapan, New Jersey 07726
Attention:  Richard I. Anslow
Phone No.:  (732) 409-1212
Fax  No.:     (732) 577-1188

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.
13.           Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to Section 14 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14.           Lost or Stolen Warrant. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver new Warrant of like tenor and date; provided, however, that the Company shall not be obligated to re-issue warrant(s) if the Holder contemporaneously exercise this Warrant to purchase shares of Common Stock.

15.           Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

16.           Specific Shall Not Limit General; Construction. No specific provision contained in this Warrant shall limit or modify any more general provision contained herein. This Warrant shall be deemed to be jointly drafted by the Company and all initial purchasers of the Warrant and shall not be construed against any person as the drafter hereof.

17.           Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

18.           Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

19.           Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Issuer has executed this Series A Warrant as of the day and year first above written.

China Internet Café Holdings Group, Inc.

By:
Name: Dishan Guo Title: Chief Executive Officer

EXERCISE FORM
SERIES A WARRANT

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.

The undersigned _______________, pursuant to the provisions of the accompanying Series A Warrant, hereby elects to purchase _____ shares of Common Stock (the “Warrant Shares”) of China Internet Café Holdings Group, Inc. covered by the accompanying Series A Warrant.

Dated:	Signature

Address

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.☐ Yes☐ No

The undersigned is a not a U.S. person and certifies that the warrant is not being exercised on behalf of a U.S. person.☐ Yes☐ No

  The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise

Cashless Exercise

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Issuer shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

X = Y - (A)(Y)
B

Where:

The number of shares of Common Stock to be issued to the Holder is (“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised is (“Y”).

The Warrant Price is (“A”).

The Per Share Market Value of one share of Common Stock is (“B”).

The certificate(s) representing the Warrant Shares shall be delivered by

(a)	certified mail to the above address, or
(b)	certified mail to the prime broker of the Holder at

Name:
Address:
Attention:
Tel. No.:

(c)	electronically (DWAC Instructions: ____________________), or
(d)	other (specify) _____________________________________

If the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:

Note: The signature must correspond with	Signature:
the name of the Holder as written
on the first page of the Warrant in every
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.

Address

Email

Federal Identification or SSN.

Assignee:

Signature:

Name (please print)

Address

Email

Federal Identification or SSN

ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the accompanying Series A Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer said Series A Warrant on the books of the corporation named therein.

Dated:	Signature

Address

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the accompanying Series A Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of said Series A Warrant on the books of the corporation named therein.

Dated:	Signature

Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. ________ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. ________ issued for ____ shares of Common Stock in the name of _______________.

EXHIBIT A

Holder’s Name	Holder’s Address	Name and Address of Holder’s Counsel

EXHIBIT D-2 TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF SERIES B WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

SERIES B WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.

Expires February 21, 2014

No.: ______	Number of Shares: [__________]
Date of Issuance: February 22, 2011

FOR VALUE RECEIVED, the undersigned, China Internet Café Holdings Group, Inc., a Nevada corporation (together with its successors and assigns, the “Issuer” or the “Company”), hereby certifies that [____________________] or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to [__________________________] ([_______]) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

1.           Term. The term of this Warrant shall commence on February 22, 2011 and shall expire at 6:00 p.m., Eastern Time, on February 21, 2014 (such period being the “Term”).

2.	Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a)           Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.

(b)           Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by delivery to the Company (or such other office or agency of the Issuer as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Issuers) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (“Notice of Exercise Form”); and, within three (3) Trading Days of the date said Notice of Exercise Form is delivered to the Company, the Company shall have received payment of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions of subsection (c) of this Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock and the Common Stock underlying the preferred stock issued pursuant to the Purchase Agreement is not then in effect as required under the Registration Rights Agreement (as defined below), or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant, or an indemnification reasonably acceptable to the Issuer undertaking with respect to such Warrant in the case of its loss, theft or destruction, to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise Form is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.

(c)           Cashless Exercise. Notwithstanding any provision herein to the contrary, but subject to Section 2(b)(ii) hereof, and commencing twelve (12) months following the Original Issue Date, if the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise (“Cashless Exercise”) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise, in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)
B

Where	X = the number of shares of Common Stock to be issued to the Holder.

Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A =	the Warrant Price.

B=	the Per Share Market Value of one share of Common Stock.

If at any time after the effective date of the registration statement, there is not an effective registration statement covering the resale of the shares underlying the Warrant, the Holder may exercise this Warrant by Cashless Exercise; provided, however, that the Holder may not exercise this Warrant by Cashless Exercise if at any time the registration statement is not effective for any of the reasons set forth in Section 3(n) of the Registration Rights Agreement (as defined in the Purchase Agreement).

(d)           Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder’s Prime Broker as specified in the Holder’s exercise form within a reasonable time, not exceeding five (5) Trading Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that a registration statement under the Securities Act providing for the resale of the Warrant Stock is then in effect or that the shares of Warrant Stock are otherwise exempt from registration), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding five (5) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with sale in reliance upon an effective Registration Statement or other exemption from registration by which the shares may be issued without a restrictive legend and the Issuer and its transfer agent are participating in DTC through the DWAC system.

(e)           Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the second business day following the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

(f)           Transferability of Warrant. Subject to Section 2(h) hereof, this Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder upon surrender of this Warrant at the principal office of the Issuer or its designated agent, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(g)           Continuing Rights of Holder. The Issuer shall, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(h)           Compliance with Securities Laws.

(i)           The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(ii)           Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii)           The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above, if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and demonstrating that the following conditions are satisfied. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become and remains effective under the Securities Act, or (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Issuer shall respond to any such notice from a holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer shall use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. Whenever a certificate representing the Warrant Stock is required to be issued to the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder or Holder’s Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement).

(i)           Accredited Investor Status. At the time of the exercise of this Warrant, the Holder (1) shall be an “accredited investor” as defined in Regulation D under the Securities Act, or (2) shall exercise this Warrant by means of a Cashless Exercise as provided for in Section 2(c), subject to any applicable restrictions.

3.           Adjustment of Warrant Price. The Warrant Price shall be subject to adjustment from time to time as set forth in this Section 3. The Issuer shall give the Holder written notice of any event described below which requires an adjustment pursuant to this Section 3 in accordance with the notice provisions set forth in Section 12.

(a)           Adjustments for Stock Splits, Combinations, Certain Dividends and Distributions.  If the Issuer shall, at any time or from time to time after the Original Issue Date, effect a split of the outstanding Common Stock (or any other subdivision of its shares of Common Stock into a larger number of shares of Common Stock), combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, in each event (i) the number of shares of Common Stock for which this Warrant shall be exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(b)           Adjustment for Other Dividends and Distributions. If the Issuer shall, at any time or from time to time after the Original Issue Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in (i) cash, (ii) any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock; or (iii) any warrants or other rights to subscribe for or purchase any evidences of indebtedness, or any other securities of the Company or any property of any nature whatsoever, other than, in each case, shares of Common Stock, then, and in each event, (A) the number of shares of Common Stock for which this Warrant shall be exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (1) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (2) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (B) the Warrant Price then in effect shall be adjusted to equal (1) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3(b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 3(a).

(c)           Adjustments for Reclassification, Exchange or Substitution. If the Common Stock for which this Warrant is exercisable at any time or from time to time after the Original Issue Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Section 3(a), Section 3(b), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3(d)), then, and in each event, an appropriate revision to the Warrant Price shall be made and provisions shall be made (by adjustments of the Warrant Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

(d)           Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Original Issue Date there shall be (i) a capital reorganization of the Issuer (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3(a), and Section 3(b), or a reclassification, exchange or substitution of shares provided for in Section 3(c)), or (ii) a merger or consolidation of the Issuer with or into another corporation, where the holders of the Issuer’s outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or (iii) the sale of all or substantially all of the Issuer’s properties or assets to any other person (an “Organic Change”), then, as a part of such Organic Change an appropriate revision to the Warrant Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Warrant Price or otherwise) so that, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, in lieu of Warrant Stock, the kind and amount of shares of stock and other securities or property of the Issuer or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3(d) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3(d) (including any adjustment in the Warrant Price then in effect and the number of shares of stock or other securities deliverable upon exercise of this Warrant) shall be applied after that event in as nearly an equivalent manner as may be practicable.  In any such case, the resulting or surviving corporation (if not the Issuer) shall expressly assume the obligations to deliver, upon the exercise of this Warrant, such securities or property as the Holder shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the rights of the Holder as provided above.

 (e)           Record Date. In case the Issuer shall take record of the holders of its Common Stock or any other preferred stock for the purpose of entitling them to subscribe for or purchase Common Stock or securities convertible into or exchangeable for, directly or indirectly, Common Stock, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

 (f)           No Impairment. The Issuer shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect against impairment the right of the Holder to exercise this Warrant. In the event the Holder shall elect to exercise this Warrant, in whole or in part, as provided herein, the Issuer cannot refuse exercise based on any claim that the Holder or anyone associated or affiliated with such holder has been engaged in any violation of law, unless (i) the Issuer receives an order from the Securities and Exchange Commission prohibiting such exercise or (ii) an injunction from a court, on notice, restraining and/or adjoining exercise of this Warrant.

(g)           Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Warrant Price or number of shares of Common Stock for which this Warrant is exercisable pursuant to this Section 3, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Issuer shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the Warrant Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the exercise of this Warrant. Notwithstanding the foregoing, the Issuer shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount; if the Issuer so postpones delivering a certificate, such prior adjustment shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 3 and not previously made, would result in an adjustment of one percent or more.

(h)           Issue Taxes. The Issuer shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant; provided, however, that the Issuer shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(i)           Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Holder shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

(j)           Reservation of Common Stock. The Issuer shall, during the period within which this Warrant may be exercised, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of Common Stock equal to at least one hundred ten percent (110%) of the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant.

(k)           Retirement of this Warrant. Exercise of this Warrant shall be deemed to have been effected on the date of exercise hereof. Upon exercise of this Warrant only in part, the Issuer shall issue and deliver to the Holder, at the expense of the Issuer, a new Warrant covering the unexercised balance of the Warrant Shares.

(l)           Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of exercise of this Warrant require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Issuer shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

4.           No Preemptive Rights. The Holder shall not be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board in its absolute discretion may deem advisable.

5.           Exercise Restriction. Notwithstanding anything to the contrary set forth in this Warrant, at no time may the Holder exercise this Warrant, in whole or in part, if the number of shares of Common Stock to be issued pursuant to such exercise would cause the number of shares of Common Stock beneficially owned by the Holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by the Holder and its affiliates at such time, result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon the Holder providing the Issuer with sixty-one (61) days notice (pursuant to Section 12 hereof) (the “Waiver Notice”) that the Holder would like to waive Section 5 of this Warrant with regard to any or all shares of Common Stock for which this Warrant is exercisable, this Section 5 shall be of no force or effect with regard to those shares referenced in the Waiver Notice.

6.           Registration Rights.  The Holder of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant, pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Issuer and Persons listed on Schedule I thereto (the “Registration Rights Agreement”) and the registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.

7.           Call.  Notwithstanding anything herein to the contrary, the Issuer, at its option, may call up to one hundred percent (100%) of this Warrant by providing the Holder written notice pursuant to Section 12 (the “Call Notice”) if at such time the VWAP of the Company’s Common Stock is equal to or greater than $9.00 (as may be adjusted for any stock splits or combinations of the Common Stock) for a period of ten (10) consecutive Trading Days with an average daily trading volume of the Common Stock equal to or greater than 75,000 shares; provided, that (i) a registration statement under the Securities Act as required under the Registration Rights Agreement is then in effect, (ii) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission, or the OTC Bulletin Board or a registered national stock exchange where the Common Stock is traded, and (iii) the Issuer is in material compliance with the terms and conditions of this Warrant and the other Transaction Documents (as defined in the Purchase Agreement); provided, further, that a registration statement under the Securities Act providing for the resale of the Warrant Stock is in effect from the date of delivery of the Call Notice until the date which is the later of (A) the date the Holder exercises the Warrant pursuant to the Call Notice and (B) the 10th Trading Day after the Holder receives the Call Notice (the “Early Termination Date”).  The rights and privileges granted pursuant to this Warrant with respect to the shares of Warrant Stock subject to the Call Notice (the “Called Warrant Shares”) shall expire on the Early Termination Date if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date.  In the event this Warrant is not exercised with respect to the Called Warrant Shares, the Issuer shall remit to the Holder of this Warrant (1) $0.01 per Called Warrant Share and (2) a new Warrant representing the number of shares of Warrant Stock, if any, which shall not have been subject to the Call Notice upon the Holder tendering to the Issuer the applicable Warrant certificate.

8.           Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement defined herein below.  As used in this Warrant, the following terms shall have the following meanings:

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Articles of Incorporation” means the Articles of Incorporation of the Issuer, as amended, as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

“Common Stock” means the Common Stock, $0.00001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant. The term “Holder” means one of the Holders.

“Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

“Issuer” means China Internet Café Holdings Group, Inc., a Nevada corporation, and its successors.

“Original Issue Date” means February 22, 2011.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Other Common” means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

“Outstanding Common Stock” means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all right, warrants or options to purchase shares of Common Stock that are outstanding at such time.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Per Share Market Value” means on any particular date (a) the last closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or any registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or by OTC Markets Group Inc. or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or by OTC Markets Group Inc. (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the five (5) Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board.

“Purchase Agreement” means the Securities Purchase Agreement dated as of February 22, 2011, among the Issuer and the Purchasers.

“Purchasers” means the purchasers of the Series A Preferred Stock and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. “Security” means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Preferred Stock” means shares of the Company’s Series A Convertible Preferred Stock issued to the Purchasers pursuant to the Purchase Agreement.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or a registered national stock exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or a registered national stock exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by OTC Markets Group Inc. (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

“VWAP” means, for any date or range of dates, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a National Securities Exchange, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on a National Securities Exchange on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:00 p.m. New York City time); (b) if the Common Stock is then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, and if prices for the Common Stock are then reported in the "Pink Sheets" published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported

“Warrants” means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant and the Series B Warrants (as defined in the Purchase Agreement), and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(d), 2(e) or 2(f) hereof or of any of such other Warrants.

“Warrant Price” initially means $3.00, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 3 hereto.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of a Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

9.           Other Notices. In case at any time:

(vii)       the Issuer shall make any distributions to the holders of Common Stock; or

(viii)      the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

(ix)         there shall be any reclassification of the Capital Stock of the Issuer; or

(x)          there shall be any capital reorganization by the Issuer; or

(xi)         there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer’s property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(xii)        there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

10.           Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by (a) the Issuer and (b) the Holders of a majority of the Warrants then outstanding; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

11.           Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

12.           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Issuer. The Issuer shall give written notice to the Holder at least twenty (20) calendar days prior to the date on which the Issuer closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Issuer shall also give written notice to the Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public. The addresses for such communications shall be:

If to the Issuer:
China Internet Café Holdings Group, Inc.
#2009-2010, 4th Building, ZhuoYue Century Center
FuHua Third Road, FuTian District
Shenzhen, Guangdong Province, China
Attention: Dishan Guo
Telephone No.: (86) 755-8989-0998
Fax No: (86) 755-8989-6008

with copies (which copies shall not constitute notice) to:
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attention:  Benjamin Tan
Phone No.:  (212) 930-9700
Fax  No.:     (212) 930-9725

If to any Holder:	At the address of such Holder set forth on Exhibit A to this Agreement, with copies to Holder’s counsel as set forth on Exhibit A or as specified in writing by such Holder

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.
13.           Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to Section 14 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14.           Lost or Stolen Warrant. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver new Warrant of like tenor and date; provided, however, that the Company shall not be obligated to re-issue warrant(s) if the Holder contemporaneously exercise this Warrant to purchase shares of Common Stock.

15.           Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

16.           Specific Shall Not Limit General; Construction. No specific provision contained in this Warrant shall limit or modify any more general provision contained herein. This Warrant shall be deemed to be jointly drafted by the Company and all initial purchasers of the Warrant and shall not be construed against any person as the drafter hereof.

17.           Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

18.           Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

19.           Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Issuer has executed this Series B Warrant as of the day and year first above written.

China Internet Café Holdings Group, Inc.

By:
Name: Dishan Guo
Title: Chief Executive Officer

EXERCISE FORM
SERIES B WARRANT

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.

The undersigned _______________, pursuant to the provisions of the accompanying Series B Warrant, hereby elects to purchase _____ shares of Common Stock (the “Warrant Shares”) of China Internet Café Holdings Group, Inc. covered by the accompanying Series B Warrant.

Dated:	Signature

Address

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.☐ Yes ☐ No

The undersigned is a not a U.S. person and certifies that the warrant is not being exercised on behalf of a U.S. person.☐ Yes ☐ No

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise_______

Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Issuer shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

X = Y - (A)(Y)
                                     B

Where:

The number of shares of Common Stock to be issued to the Holder is (“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised is (“Y”).

The Warrant Price is (“A”).

The Per Share Market Value of one share of Common Stock is (“B”).

The certificate(s) representing the Warrant Shares shall be delivered by

(e)	certified mail to the above address, or
(f)	certified mail to the prime broker of the Holder at

Name:
Address:
Attention:
Tel. No.:

(g)	electronically (DWAC Instructions: ____________________), or
(h)	other (specify)

If the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:

Note: The signature must correspond with	Signature:
the name of the Holder as written
on the first page of the Warrant in every
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.

Address

Email

Federal Identification or SSN.

Assignee:

Signature:

Name (please print)

Address

Email

Federal Identification or SSN

ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the accompanying Series B Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer said Series B Warrant on the books of the corporation named therein.

Dated:	Signature

Address

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the accompanying Series B Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of said Series B Warrant on the books of the corporation named therein.

Dated:	Signature

Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. ________ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. ________ issued for ____ shares of Common Stock in the name of _______________.

EXHIBIT A

Holder’s Name	Holder’s Address	Name and Address of Holder’s Counsel

EXHIBIT E TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of February 22, 2011 by and among China Internet Café Holdings Group, Inc., a Nevada corporation (the “Company”), and the purchasers listed on Schedule I hereto (the “Purchasers”).

This Agreement is being entered into pursuant to the Securities Purchase Agreement dated as of the date hereof among the Company and the Purchasers (the “Securities Purchase Agreement”).

The Company and the Purchasers hereby agree as follows:

1.         Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 3(m).

"Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.  For the avoidance of doubt, with respect to a Purchaser which is a general or limited partnership, an Affiliate shall be deemed to include affiliated partnerships managed by the same management company or managing general partner or by an entity which controls, is controlled by, or is under common control with, such management company or managing general partner.

“Board” shall have meaning set forth in Section 3(n).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

“Closing Date” means the date of the closing of the purchase and sale of the Units pursuant to the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Shares” means shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreement.

“Common Stock” means the Company’s common stock, par value $0.00001 per share.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Effectiveness Date” means with respect to the Registration Statement under Section 2(a), the earlier of (A) the one hundred fiftieth (150th) day following the Closing Date (or in the event the Registration Statement receives a “full review” by the Commission, the one hundred eightieth (180th) day following the Closing Date) or (B) the date which is within three (3) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement; provided, however, that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 7(e).

“Event Date” shall have the meaning set forth in Section 7(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means with respect to a Registration Statement under Section 2(a), the date that is the forty-fifth (45th) day following Closing Date; provided, however that if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Preferred Shares” means shares of the Company’s Series A Convertible Preferred Stock issued to the Purchasers pursuant to the Purchase Agreement.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means, collectively (i) the shares of Common Stock issuable upon conversion of the Preferred Shares (the “Conversion Shares”); (ii) the Common Shares; (iii) the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”); and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that the Conversion Shares, the Common Shares and the Warrant Shares shall cease to be Registrable Securities upon the earlier to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security) or (B) becoming eligible for sale by the Holder pursuant to Rule 144, without limitation.

“Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 416” means Rule 416 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“SEC Guidance” means (i) any publicly available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Exhibit B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Warrants” means the warrants to purchase shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreement.

2.           Resale Registration.

(a)           On or prior to the Filing Date, the Company shall prepare and file with the Commission a “resale” Registration Statement providing for the resale of all Registrable Securities by means of an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-1 (or another appropriate form in accordance herewith).  The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement except as set forth on Schedule II hereto and (ii) use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction or limitation pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Effectiveness Period”).  The Company shall request that the effective time of the Registration Statement be 4:00 p.m. Eastern Time on the Effectiveness Date.  If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of Registrable Securities exceeds the number of Registrable Securities remaining under the Registration Statement and such Registrable Securities are not saleable under Rule 144, without limitation, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its commercially reasonable efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than sixty (60) days after such filing.

(b)           Notwithstanding anything to the contrary set forth in this Section 2, in the event the Commission does not permit the Company to register all of the Registrable Securities in the Registration Statement because of the Commission’s application of Rule 415, the number of Registrable Securities to be registered on such Registration Statement will be reduced in the following order (i) first, the Registrable Securities represented by the total number of Common Shares owned by the Holders set forth on Schedule II hereto, applied on a pro-rata basis, (ii) second, the Registrable Securities represented by the Conversion Shares, applied on a pro rata basis, and (iii) third, the Registrable Securities represented by the Warrant Shares, applied on a pro rata basis. The Company shall use its commercially reasonable efforts to file additional Registration Statements to register the Registrable Securities that were not registered in the initial Registration Statement and are not saleable under Rule 144 without limitation as promptly as possible but in no event later than on the Filing Date and in a manner permitted by the Commission.  For purposes of this Section 2(b), “Filing Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the later of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any subsequent Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any subsequent Registration Statement, as applicable, or such earlier date as permitted by the Commission.  For purposes of this Section 2(b), “Effectiveness Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the earlier of (A) the ninetieth (90th) day following the filing date of such Registration Statement (or in the event such Registration Statement receives a “full review” by the Commission, the one hundred twentieth (120th) day following such filing date) or (B) the date which is within three (3) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

(c)           Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) Business Days following the date of this Agreement. Each Holder further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire after the deadline specified in the previous sentence, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire; provided that the Company shall not be required to file an additional Registration Statement solely for such shares. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

3.           Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Prepare and file with the Commission, on or prior to the Filing Date, a Registration Statement on Form S-1 (or another appropriate form in accordance herewith) in accordance with the plan of distribution as set forth on Exhibit A hereto and in accordance with applicable law, and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary to conduct a reasonable review of such documents.  The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Purchasers shall reasonably object in writing within three (3) Business Days of their receipt thereof.

(b)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than ten (10) Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; (iv) file the final prospectus pursuant to Rule 424 of the Securities Act no later than two (2) Business Days following the date the Registration Statement is declared effective by the Commission; and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Notify the Holders of Registrable Securities as promptly as possible (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing, and in the case of (iii) below, on the same day of receipt by the Company of such notice from the Commission) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day:  (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)           Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, as promptly as possible, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e)           If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)          If requested by any Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)          Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and subject to the provisions of Sections 3(m) and 3(n), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)          Prior to any resale of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(i)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates, to the extent permitted by the Purchase Agreement and applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in connection with any sale of Registrable Securities.

(j)           Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(k)           Use its commercially reasonable efforts to cause all Registrable Securities relating to the Registration Statement, to continue to be quoted or listed on a securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded as and when required pursuant to the Purchase Agreement.

(l)           Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders all documents filed or required to be filed with the Commission, including, but not limited, to, earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m)           The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the natural persons thereof that have voting and dispositive control over the Registrable Securities. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within five (5) Business Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder covenants and agrees that it will not sell any Registrable Securities under the Registration Statement until the Company has electronically filed the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c).

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(n)           If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company’s best interest to disclose, or (iii) the Company is required to file a post-effective amendment to the Registration Statement to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-Q and 10-K, then the Company may (x) postpone or suspend filing of a registration statement for a period not to exceed forty-five (45) consecutive days or (y) postpone or suspend effectiveness of a registration statement for a period not to exceed forty-five (45) consecutive days; provided that the Company may not postpone or suspend effectiveness of a registration statement under this Section 3(n) for more than ninety (90) days in the aggregate during any three hundred sixty (360) day period; provided, however, that no such postponement or suspension shall be permitted for consecutive twenty (20) day periods arising out of the same set of facts, circumstances or transactions.

4.            Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any  securities exchange or market on which Registrable Securities are required hereunder to be listed, if any, (B) with respect to filing fees required to be paid to the Financial Industry Regulatory Authority, Inc. (including, without limitation, pursuant to FINRA Rule 5110) and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of one counsel for the Holders up to a maximum amount of $5,000 in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters).  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange if required hereunder.  The Company shall not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the Holders in connection with the sale of the Registrable Securities.

5.            Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, managers, partners, members, shareholders, agents, brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any violation of securities laws or untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder or such other Indemnified Party furnished in writing to the Company by such Holder for use therein.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)           Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising  out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder or other Indemnifying Party to the Company specifically for inclusion in the Registration Statement or such Prospectus.  Notwithstanding anything to the contrary contained herein, each Holder shall be liable under this Section 5(b) only for the lesser of (a) the actual damages incurred or (b) that amount as does not exceed the gross proceeds to such Holder as a result of the sale of his/her/its Registrable Securities pursuant to such Registration Statement.

(c)           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such parties shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(d)           Contribution. If a claim for indemnification under Section 5(a) or 5(b) is due but unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Preferred Stock and Warrants.  If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.  In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the gross proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to applicable law.

6.           Rule 144.

As long as any Holder owns Preferred Shares, Common Shares, Warrants or Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  As long as any Holder owns Preferred Shares, Warrants or Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act, annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.  The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent reasonably required from time to time to enable such Person to sell Conversion Shares, Common Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.  Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

7.           Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Inconsistent Agreements.  The Company has not entered into, and shall not enter into on or after the date of this Agreement, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as disclosed in Schedule II hereto, the Company has not previously entered into any agreement that is currently in effect granting any registration rights with respect to any of its securities to any Person.  Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

(c)           No Piggyback on Registrations for Other Securities.  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto or as disclosed in Schedule II hereto) may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement.

(d)           Piggy-Back Registrations for Registrable Securities.  If at any time when there is not an effective Registration Statement covering (i) Conversion Shares, (ii) Common Shares or (iii) Warrant Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Registrable Securities written notice of such determination and, if within ten (10) calendar days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such registration statement, any such holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144 of the Securities Act.  In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced among such Holders based upon the number of Registrable Securities requested to be included in the registration in the order set forth in Section 2(b) hereof, if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).  For purposes of this Section 7(d), Registrable Securities shall include any shares actually issued to the Purchaser pursuant to the Securities Escrow Agreement.

(e)           Failure to File Registration Statement and Other Events.  The Company and the Purchasers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur.  The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date, or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission in accordance with Section 2(a) hereof, or (E) the Company has breached Section 3(n) of this Agreement, or (F) trading in the Common Stock shall be suspended or if the Common Stock is no longer quoted on or is delisted from the NASDAQ (or other principal exchange on which the Common Stock is traded) for any reason for more than three (3) consecutive Business Days or twelve (12) Business Days in the aggregate for any twelve month period, (any such failure or breach being referred to as an “Event,” and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clauses (C) and (F) the date on which such three (3) Business Day period is exceeded, or for purposes of clause (D) after more than fifteen (15) Business Days, being referred to as “Event Date”), then the Company shall pay an amount in cash as liquidated damages to each Holder equal to one percent (1%) of the amount of the Holder’s initial investment in the Units for each 30 day period or portion thereof thereafter from the Event Date until the applicable Event is cured; provided, however, that in no event shall the amount of liquidated damages payable at any time and from time to time to any Holder pursuant to this Section 7(e) exceed an aggregate of ten percent (10%) of the amount of the Holder’s initial investment in the Units; and provided, further, that in the event the Commission does not permit all of the Registrable Securities to be included in the Registration Statement because of its application of Rule 415, liquidated damages payable pursuant to this Section shall only be payable by the Company based on the portion of the Holder’s initial investment in the Units that corresponds to the number of such Holder’s Registrable Securities permitted to be registered by the Commission in such Registration Statement pursuant to Rule 415.  For further clarification, the parties understand that no liquidated damages shall be payable pursuant to this Section with respect to any Registrable Securities that the Company is not permitted to include on such Registration Statement due to the Commission’s application of Rule 415. In addition, no liquidated damages shall be payable with respect to Registrable Securities that may be sold pursuant to Rule 144.  Notwithstanding anything to the contrary in this paragraph (e), if (a) any of the Events described in clauses (A), (B), (C), (D) or (F) shall have occurred, (b) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(n) hereof and (c) the postponement or suspension permitted pursuant to such Section 3(n) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second Business Day following the termination of such postponement or suspension.  Liquidated damages payable by the Company pursuant to this Section 7(e) shall be payable on the Event Date and the first (1st) Business Day of each thirty (30) day period following the Event Date.

(f)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities.

Section 1.1   (g)           Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:
China Internet Café Holdings Group, Inc.
#2009-2010, 4th Building, ZhuoYue Century Center
FuHua Third Road, FuTian District
Shenzhen, Guangdong Province, China
Attention:  Dishan Guo
Telephone No.: (86) 755-8989-0998
Fax No: (86) 755-8989-6008

with copies to (which shall not constitute notice):	Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, NY 10006 Attention: Benjamin Tan Phone No.: (212) 930-9700 Fax No.: (212) 930-9725

If to any Purchaser:	At the address of such Purchaser set forth on Schedule I to this Agreement

with copies to (which shall not constitute notice):	Leser, Hunter, Taubman & Taubman 17 State Street, Floor 20 New York, New York 10004 Attention: Rachael Schmierer, Esq. Telephone No.: 212-732-7184, ext. 215 Facsimile No.: 212-202-6380

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

with copies (which shall not constitute notice) to:

Anslow & Jaclin, LLP
195 Route 9 South, Sute 204
Manalapan, New Jersey 07726
Attention:  Richard I. Anslow
Phone No.:  (732) 409-1212
Fax  No.:     (732) 577-1188

(h)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns.  The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder.  Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)           Assignment of Registration Rights.  The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Person who acquires all or a portion of the Preferred Shares, the Warrants or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws unless such securities are registered in a Registration Statement under this Agreement (in which case the Company shall be obligated to amend such Registration Statement to reflect such transfer or assignment) or are otherwise exempt from registration, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.  The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

(j)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(a)           (k)           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.  The Company and the Holders agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The Company and the Holders irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York.  The Company and the Holders consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 7(k) shall affect or limit any right to serve process in any other manner permitted by law.  The Company and the Holders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.  The parties hereby waive all rights to a trial by jury.

(l)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)           Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(o)           Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(p)           Independent Nature of Purchasers.  The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents.  The Company acknowledges that the decision of each Purchaser to purchase Securities pursuant to the Purchase Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Purchaser in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Purchaser) shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.
(b)

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.

By:	/s/ Dishan Guo
Name: Dishan Guo
Title: Chief Executive Officer

PURCHASER:

By:
Name:
Title:

 [Signature Page to Registration Rights Agreement]

Schedule I
Purchasers

Purchaser	Address

BBS Capital Fund, LP	BBS Capital Fund, LP, c/o Jefferies Prime Brokerage ATTN Steve Augustin, 520 Madison Avenue, 12th Floor, NY, NY 10022

Dennis Jason Wong, Sole Trustee of the Dennis and Shannon Wong Family Trust	Dennis Jason Wong, Sole Trustee of the Dennis and Shannon Wong Family Trust, 88 Kearny Street, Suite 1818, San Francisco, CA 94108

DSEA Wong Foundation	DSEA Wong Foundation, 88 Kearny Street, Suite 1818, San Francisco, CA 94108

SPI Hawaii Investments, LP	SPI Hawaii Investments, LP, 88 Kearny Street, Suite 1818, San Francisco, CA 94108

Greg Freihofner	Greg Freihofner, 2 Sharon Lane, Scarsdale, NY 10583

Steven Cooley Smith	Steven C. Smith, 855 Broad Street Suite 300, Boise, Idaho, 83702-7153

Gary Reed Hawkins	The Gary Reed Hawkins Family Trust, 855 W. Broad St., Suite 300, Boise, ID 83702-7153

Gary Reed Hawkins	Gary Reed Hawkins, 855 Broad Street, Suite 300, Boise, Idaho 83702-7153

Daybreak Special Situations Master Fund Ltd.	Daybreak Special Situations Master Fund Ltd., 100 E. Cook Avenue, Suite 100, Libertyville, IL 60048

Robert Lee Moody, Jr.	2302 Post Office St., Suite 601, Galveston, TX 77550

Haus Capital Fund, LLP
Haus Capital Fund, c/o Jefferies & Company, Inc ATTN: Kevin Reilly,  Account number: 43000994
520 Madison Avenue, 12th Floor, New York, NY 10022
(212) 336-7215
William Haus 4975 Preston Park Blvd., Suite 780W, Plano, TX 75093

Silver Rock II, Ltd	Silver Rock II, Ltd. Attn: Ezzat Jallad P.O. Box 213994 Dubai, UAE

MKM Opportunity Master Fund, Ltd	MKM Opportunity Master Fund, Ltd C/O MKM Capital Advisors, ATTN: David Skriloff, 1515 Broadway 15th FL., New York, NY 10036

I-1

Lennox Capital Partners, LP	Lennox Capital Partners, LP, ATTN: Richard Squires, 2101 Cedar Springs Rd, Ste 1525, Dallas, TX 75201

Squires Family LP	Squires Family LP, 2101 Cedar Springs Rd, Ste 1525, Dallas, TX 75201

Rushlade Investments Ltd	Rushlade Investments Ltd, 10 Wanless Ave Suite 201, Toronto Ontario M4N1V6

Cranshire Capital, LP	Cranshire Capital, 3100 Dundee Road, Ste.703, Northbrook, IL 60062

John Charles Kleinert	John Kleinert, 316 Briarly Drive, Franklin Lakes, NJ 07417

Venturetek, L.P.	Venturetek L.P., David Selengut, c/o Ellenoff Grossman, 150 E. 42nd Street. 11th FL, NY, NY 10017; Also to: Dov Perlysky, c/o Nesner LLC, P.O. Box 339, Lawrence, NY 11559

Stephen S. Taylor Roth IRA c/o First Clearing, LLC	Stephen S. Taylor Roth IRA c/o First Clearing, LLC ; First Clearing, LLC; ATTN: Physical Securities, H0006-094, 1N. Jefferson Ave. St. Louis, MO 63103 TXID: 23-2384840

Taylor International Fund, Ltd	Taylor International Fund, LTD, 714 S. Dearborn St., Second Floor, Chicago, IL 60605

Blue Earth Fund, LP	Blue Earth Fund, L.P., 1312 Cedar St., Santa Monica, CA 90405

Paul Hickey	Paul Hickey, 11 Cobblewood Cove Sandy, Utah 84092

Joseph J Amiel Money Purchase Plan	Joseph J. Amiel Money Pruchase Plan c/o Joseph J. Amiel 515 West End Ave. Ste 6B. New York, NY 10024

Dynacap Global Capital Fund II LP	Dynacap Global Capital Fund II LP, 1541 E. Interstate 30, Suite 140, Rockwall TX 75087

John David Bell	John David Bell c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Kari Ekholm	Kari Ekholm c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Tommy Dilling	Tommy Dilling c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Peter Ekberg	Peter Ekberg c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Kristian Stensjo and Pernilla Stensjo	Kristian Stensjo & Pernilla Stensjo c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Enebybergs Revisionsbyra AB	Enebybergs Revisionsbyra AB c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

2

Minti Global Investment 2KB	Minti Global Investment 2KB c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

P.J. Levay Lawrence	P.J. Levay Lawrence c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

P.K. Solutions AB	P.K. Solutions Ab c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Heinrich H Foerster	Heinrich H Foerster c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Jesper Kronborg	Jesper Kronborg c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Garolf AB	Garolf AB c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Peter Gustafsson	Peter Gustafsson c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Ferghal O'Regan	Ferghal O'Regan c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

David Sandgren	David Sandgren c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Niklas Flisberg	Niklas Flisberg c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Robin Whaite	Robin Whaite c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Herbert Verse	Herbert Verse c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Olive or Twist Limited	Olive or Twist Limited c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

ULF Sorvik	ULF Sorvik c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Hans Waren	Hans Waren c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

Paul Maas	paul Maas c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401

3

Schedule II

I.1.b.i.1.1.	Other Securities to be Included on the Registration Statement

Name	Address	Number of Shares	Authorized Person
1.
2.
3.
4.

4

Schedule III
Names, Addresses and Number of Shares
to be Registered for each of the Holders

Name	Address	Number of Shares to be Registered

BBS Capital Fund, LP	BBS Capital Fund, LP, c/o Jefferies Prime Brokerage ATTN Steve Augustin, 520 Madison Avenue, 12th Floor, NY, NY 10022	280,000

Dennis Jason Wong, Sole Trustee of the Dennis and Shannon Wong Family Trust	Dennis Jason Wong, Sole Trustee of the Dennis and Shannon Wong Family Trust, 88 Kearny Street, Suite 1818, San Francisco, CA 94108	238,000

DSEA Wong Foundation	DSEA Wong Foundation, 88 Kearny Street, Suite 1818, San Francisco, CA 94108	140,000

SPI Hawaii Investments, LP	SPI Hawaii Investments, LP, 88 Kearny Street, Suite 1818, San Francisco, CA 94108	322,000

Greg Freihofner	Greg Freihofner, 2 Sharon Lane, Scarsdale, NY 10583	70,000

Steven Cooley Smith	Steven C. Smith, 855 Broad Street Suite 300, Boise, Idaho, 83702-7153	52,500

Gary Reed Hawkins	The Gary Reed Hawkins Family Trust, 855 W. Broad St., Suite 300, Boise, ID 83702-7153	31,920

Gary Reed Hawkins	Gary Reed Hawkins, 855 Broad Street, Suite 300, Boise, Idaho 83702-7153	140,000

Daybreak Special Situations Master Fund Ltd.	Daybreak Special Situations Master Fund Ltd., 100 E. Cook Avenue, Suite 100, Libertyville, IL 60048	42,000

Robert Lee Moody, Jr.	2302 Post Office St., Suite 601, Galveston, TX 77550	140,000

Haus Capital Fund, LLP	Haus Capital Fund, c/o Jefferies & Company, Inc ATTN: Kevin Reilly, Account number: 43000994 520 Madison Avenue, 12th Floor, New York, NY 10022 (212) 336-7215 William Haus 4975 Preston Park Blvd., Suite 780W, Plano, TX 75093	70,000

Silver Rock II, Ltd	Silver Rock II, Ltd. Attn: Ezzat Jallad P.O. Box 213994 Dubai, UAE	210,000

III-3

MKM Opportunity Master Fund, Ltd	MKM Opportunity Master Fund, Ltd C/O MKM Capital Advisors, ATTN: David Skriloff, 1515 Broadway 15th FL., New York, NY 10036	112,000

Lennox Capital Partners, LP	Lennox Capital Partners, LP, ATTN: Richard Squires, 2101 Cedar Springs Rd, Ste 1525, Dallas, TX 75201	518,000

Squires Family LP	Squires Family LP, 2101 Cedar Springs Rd, Ste 1525, Dallas, TX 75201	196,000

Rushlade Investments Ltd	Rushlade Investments Ltd, 10 Wanless Ave Suite 201, Toronto Ontario M4N1V6	105,000

Cranshire Capital, LP	Cranshire Capital, 3100 Dundee Road, Ste.703, Northbrook, IL 60062	103,600

John Charles Kleinert	John Kleinert, 316 Briarly Drive, Franklin Lakes, NJ 07417	14,000

Venturetek, L.P.	Venturetek L.P., David Selengut, c/o Ellenoff Grossman, 150 E. 42nd Street. 11th FL, NY, NY 10017; Also to: Dov Perlysky, c/o Nesner LLC, P.O. Box 339, Lawrence, NY 11559	182,000

Stephen S. Taylor Roth IRA c/o First Clearing, LLC	Stephen S. Taylor Roth IRA c/o First Clearing, LLC ; First Clearing, LLC; ATTN: Physical Securities, H0006-094, 1N. Jefferson Ave. St. Louis, MO 63103 TXID: 23-2384840	518,000

Taylor International Fund, Ltd	Taylor International Fund, LTD, 714 S. Dearborn St., Second Floor, Chicago, IL 60605	1,568,000

Blue Earth Fund, LP	Blue Earth Fund, L.P., 1312 Cedar St., Santa Monica, CA 90405	28,000

Paul Hickey	Paul Hickey, 11 Cobblewood Cove Sandy, Utah 84092	14,000

Joseph J Amiel Money Purchase Plan	Joseph J. Amiel Money Pruchase Plan c/o Joseph J. Amiel 515 West End Ave. Ste 6B. New York, NY 10024	25,900

Dynacap Global Capital Fund II LP	Dynacap Global Capital Fund II LP, 1541 E. Interstate 30, Suite 140, Rockwall TX 75087	56,000

John David Bell	John David Bell c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	42,000

Kari Ekholm	Kari Ekholm c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	28,000

Tommy Dilling	Tommy Dilling c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	15,750

Peter Ekberg	Peter Ekberg c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	15,750

2

Kristian Stensjo and Pernilla Stensjo	Kristian Stensjo & Pernilla Stensjo c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	21,000

Enebybergs Revisionsbyra AB	Enebybergs Revisionsbyra AB c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	78,400

Minti Global Investment 2KB	Minti Global Investment 2KB c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	207,396

P.J. Levay Lawrence	P.J. Levay Lawrence c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	100,800

P.K. Solutions AB	P.K. Solutions Ab c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	103,950

Heinrich H Foerster	Heinrich H Foerster c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	22,400

Jesper Kronborg	Jesper Kronborg c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	21,000

Garolf AB	Garolf AB c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	155,750

Peter Gustafsson	Peter Gustafsson c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	51,870

Ferghal O'Regan	Ferghal O'Regan c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	156,800

David Sandgren	David Sandgren c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	72,590

Niklas Flisberg	Niklas Flisberg c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	103,600

Robin Whaite	Robin Whaite c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	91,000

Herbert Verse	Herbert Verse c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	30,100

Olive or Twist Limited	Olive or Twist Limited c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	46,662

ULF Sorvik	ULF Sorvik c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	51,800

Hans Waren	Hans Waren c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	42,000

Paul Maas	paul Maas c/o Syndicated Capital, 1299 Ocean Ave, Suite 210, Santa Monica, CA 90401	14,000

TriPoint Global Equities, LLC	17 State Street, 20th Floor, New York, NY 10004	344,218

Patrick Gaynes	c/o TriPoint Global Equities, 17 State Street, 20th Floor, New York, NY 10004	1,983

3

Jason Stein	c/o TriPoint Global Equities, 17 State Street, 20th Floor, New York, NY 10004	36,544

Michael Graichen	c/o TriPoint Global Equities, 17 State Street, 20th Floor, New York, NY 10004	43,134

Karl Birkenfeld	c/o TriPoint Global Equities, 17 State Street, 20th Floor, New York, NY 10004	8,222

John Finley	c/o TriPoint Global Equities, 17 State Street, 20th Floor, New York, NY 10004	15,000

Brian Wood	c/o TriPoint Global Equities, 17 State Street, 20th Floor, New York, NY 10004	15,000

Andrew Kramer	c/o TriPoint Global Equities, 17 State Street, 20th Floor, New York, NY 10004	31,500

Qian Xu	c/o TriPoint Global Equities, 17 State Street, 20th Floor, New York, NY 10004	24,500

Syndicated Capital, Inc.	c/o TriPoint Global Equities, 17 State Street, 20th Floor, New York, NY 10004	36,817

Michael Dimeo	Syndicated Capital, Inc., 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401	36,815

Halycon Cabot Partners, LLC	405 Lexington Avenue, Suite 714, New York, NY 10174	4,725

4

Exhibit A
Plan of Distribution

The selling security holders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock being offered under this prospectus on any stock exchange, market or trading facility on which shares of our common stock are traded or in private transactions.  These sales may be at fixed or negotiated prices.  The selling security holders may use any one or more of the following methods when disposing of shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resales by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that the registration statement of which this prospectus is a part is declared effective by the Commission;

•	broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any of these methods of sale; and

•	any other method permitted pursuant to applicable law.

The shares may also be sold under Rule 144 under the Securities Act of 1933, as amended (“Securities Act”), if available, rather than under this prospectus.  The selling security holders have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if they deem the purchase price to be unsatisfactory at any particular time.

The selling security holders may pledge their shares to their brokers under the margin provisions of customer agreements.  If a selling security holder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

Broker-dealers engaged by the selling security holders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, which commissions as to a particular broker or dealer may be in excess of customary commissions to the extent permitted by applicable law.

III-3

If sales of shares offered under this prospectus are made to broker-dealers as principals, we would be required to file a post-effective amendment to the registration statement of which this prospectus is a part.  In the post-effective amendment, we would be required to disclose the names of any participating broker-dealers and the compensation arrangements relating to such sales.

The selling security holders and any broker-dealers or agents that are involved in selling the shares offered under this prospectus may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales.  Commissions received by these broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Any broker-dealers or agents that are deemed to be underwriters may not sell shares offered under this prospectus unless and until we set forth the names of the underwriters and the material details of their underwriting arrangements in a supplement to this prospectus or, if required, in a replacement prospectus included in a post-effective amendment to the registration statement of which this prospectus is a part.

The selling security holders and any other persons participating in the sale or distribution of the shares offered under this prospectus will be subject to applicable provisions of the Exchange Act, and the rules and regulations under that act, including Regulation M.  These provisions may restrict activities of, and limit the timing of purchases and sales of any of the shares by, the selling security holders or any other person.  Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and other activities with respect to those securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions.  All of these limitations may affect the marketability of the shares.

If any of the shares of common stock offered for sale pursuant to this prospectus are transferred other than pursuant to a sale under this prospectus, then subsequent holders could not use this prospectus until a post-effective amendment or prospectus supplement is filed, naming such holders.  We offer no assurance as to whether any of the selling security holders will sell all or any portion of the shares offered under this prospectus.

We have agreed to pay all fees and expenses we incur incident to the registration of the shares being offered under this prospectus.  However, each selling security holder and purchaser is responsible for paying any discounts, commissions and similar selling expenses they incur.

We and the selling security holders have agreed to indemnify one another against certain losses, damages and liabilities arising in connection with this prospectus, including liabilities under the Securities Act.

40

Exhibit B
Selling Stockholder Notice and Questionnaire

The undersigned understands that China Unitech Group Inc. (the “Company”) intends to file with the Securities and Exchange Commission a registration statement on Form S-1 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement entered into by the Company and the undersigned (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Business Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

41

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

(b)	Number of shares of Common Stock to be registered pursuant to this Notice for resale:

42

4.	Broker-Dealer Status:

(a)           Are you a broker-dealer?

Yes ☐  No ☐

(b)           If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐  No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)           Are you an affiliate of a broker-dealer?

Yes ☐  No ☐

Note:	If yes, provide a narrative explanation below:

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐  No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

43

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit A to the Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

44

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

45

EXHIBIT F TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF LOCK-UP AGREEMENT

46

LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (this “Agreement”) is dated as of February 22, 2011 by and among China Internet Café Holdings Group, Inc., a Nevada corporation, (the “Company”), and Mr. Dishan Guo (the “Affiliate”).

WHEREAS, the Company intends to consummate a private placement transaction with certain accredited investors and/or qualified institutional buyers (the “Purchasers”), whereby the Company will issue units (the “Units”), each consisting of (i) nine shares of the Company’s 5% Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Shares”), convertible into nine shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), (ii) one share of Common Stock and (iii) two  Series A Warrant (the “Series A Warrant”) and two Series B Warrant (the “Series B Warrant” and, together with the Series A Warrant, the “Warrants”), with each Series A Warrant and Series B Warrant exercisable to purchase the number of shares of Common Stock equal to ten percent (10%) of the aggregate number of shares of Common Stock underlying the Units and underlying the Preferred Shares purchased by each Purchaser (the “Financing Transaction”);

WHEREAS, in connection with the Financing Transaction, the Company entered into a Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), by and among the Company and the Purchasers, and certain other agreements, documents, instruments and certificates necessary to carry out the purposes thereof (collectively, the “Transaction Documents”); and

WHEREAS, in order to induce the Company and the Purchasers to enter into the Financing Transaction, the Affiliates have agreed not to sell any shares of the Company’s Common Stock that the Affiliates presently own on the date hereof, or may acquire on or after the date hereof, except in accordance with the terms and conditions set forth herein (collectively, the “Lock-Up Shares”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of the covenants and conditions hereinafter contained, the parties hereto agree as follows:

1.           Restriction on Transfer; Term.

(a)           The Affiliates hereby agree not to offer, sell, contract to sell, assign, transfer, hypothecate, gift, pledge or grant a security interest in, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise, directly or indirectly) (each, a “Transfer”), any of the Lock-Up Shares until a date that is nine (9) months following the date that the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the Commission (the “Lock-Up Period”).  The Affiliates further agree that, during the twelve (12) months immediately following the Lock-Up Period, any Affiliate shall not Transfer more than one-twelfth (1/12) of such Affiliate’s total holdings of Common Stock as of the date hereof during any one (1) calendar month.  Notwithstanding the foregoing, an Affiliate shall be permitted to engage in a Transfer in a private sale of the Lock-Up Shares after the Lock-Up Period, provided that such transferee agrees in writing to be bound by and subject to the terms of this Agreement.

47

(b)           Notwithstanding the foregoing, the restrictions set forth in Section 1(a) above shall not apply to (A) transfers  with the prior written consent of the Purchasers holding a majority of the Preferred Shares outstanding at such time or (B) the acquisition or exercise of any stock option issued pursuant to the Company’s stock option plans, including any exercise effected by the delivery of Common Stock of the Company held by the undersigned.  None of the restrictions set forth in this Agreement shall apply to Common Stock acquired in open market transactions.

2.           Ownership.  During the Lock-Up Period, the Affiliates shall retain all rights of ownership in the Lock-Up Shares, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof, except as otherwise provided in the Securities Escrow Agreement with respect to the Escrow Shares (as defined in the Securities Escrow Agreement) whereby any benefits, rights, title or otherwise may be transferred to and inure to the benefit of the Purchasers.

3.           Company and Transfer Agent.  The Company is hereby authorized and required to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized and required to decline to make any transfer of the Common Stock if such transfer would constitute a violation or breach of this Agreement, the Securities Escrow Agreement and/or the Securities Purchase Agreement.

4.           Notices.  All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to the Company:

China Internet Café Holdings Group, Inc.
#2009-2010, 4th Building, ZhuoYue Century Center
FuHua Third Road, FuTian District
Shenzhen, Guangdong Province, China
Attention:  Dishan Guo

48

Telephone No.: (86) 755-8989-0998
Fax No: (86) 755-8989-6008

with copies (which copies shall not constitute notice to the Company) to:

 Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attention:  Benjamin Tan
Phone No.:  (212) 930-9700
Fax  No.:     (212) 930-9725

If to Affiliate,

Mr. Dishan Guo
c/o China Internet Café Holdings Group, Inc.
#2009-2010, 4th Building, ZhuoYue Century Center
FuHua Third Road, FuTian District
Shenzhen, Guangdong Province, China
Telephone No.: (86) 755-8989-0998
Fax No: (86) 755-8989-6008

or to such other address as any party may specify by notice given to the other party in accordance with this Section 4.

5.           Amendment.  This Agreement may not be modified, changed, supplemented, amended or terminated, nor may any obligations hereunder be waived, except by written instrument signed by each of the parties hereto and the holders of a majority of the Preferred Shares outstanding at such time.

6.           Entire Agreement.  This Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter.

7.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

49

8.           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN NEW YORK COUNTY OR SUCH DISTRICT, AND AGREES THAT SERVICE OF ANY SUMMONS, COMPLAINT, NOTICE OR OTHER PROCESS RELATING TO SUCH SUIT, ACTION OR OTHER PROCEEDING MAY BE EFFECTED IN THE MANNER PROVIDED IN SECTION 4.

9.           Severability.  The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

10.         Binding Effect; Assignment.  This Agreement and the rights and obligations hereunder may not be assigned by the Affiliate hereto without the prior written consent of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.         Headings.  The section headings contained in this Agreement are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

12.         Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

50

[SIGNATURE PAGE TO LOCK-UP AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above herein.

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.

By:	/s/ Dishan Guo
Name: Dishan Guo
Title: Chief Executive Officer

AFFILIATE:

Dishan Guo

By:	/s/ Dishan Guo
Name: Dishan Guo

51

EXHIBIT G TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF ESCROW DEPOSIT AGREEMENT

52

EXHIBIT H TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF SECURITIES ESCROW AGREEMENT

53

SECURITIES ESCROW AGREEMENT

This Securities Escrow Agreement (this “Agreement”), dated as of February 22, 2011 by and among China Internet Café Holdings Group, Inc., a Nevada corporation (the “Company”), TriPoint Global Equities, LLC, as representative of the Purchasers (the “Purchaser Representative”), Mr. Dishan Guo (the “Principal Stockholder”), and Sichenzia Ross Friedman Ference LLP (the “Escrow Agent”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company intends to consummate a private placement transaction with certain accredited investors, non U.S. persons and/or qualified institutional buyers (the “Purchasers”), whereby the Company will issue units (the “Units”), each consisting of (i) nine (9)  shares of the Company’s 5% Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Shares”), initially convertible into nine (9) shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) (subject to adjustment), (ii) one (1) share of Common Stock and (iii) two (2) Series A Warrants (the “Series A Warrants”) and two (2) Series B Warrants (the “Series A Warrants” and, together with the Series B Warrant, the “Warrants”), with each Series A Warrant and Series B Warrant exercisable to purchase the number of shares of Common Stock equal to ten percent (10%) of the aggregate number of shares of Common Stock underlying the Units and underlying the Preferred Shares purchased by each Purchaser (the “Financing Transaction”);

WHEREAS, in connection with the Financing Transaction, the Company entered into a Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), by and among the Company and the Purchasers, and certain other agreements, documents, instruments and certificates necessary to carry out the purposes thereof (collectively, the “Transaction Documents”);

WHEREAS, as an inducement to the Purchasers to enter into the Purchase Agreement, the Principal Stockholder has agreed to place stock certificates of Common Stock representing an aggregate of up to 1,500,000 shares of Common Stock (the “Escrow Shares”) into escrow for the benefit of the Purchasers in the event the Company fails to achieve a certain financial performance threshold for the fiscal year ending December 31, 2011; and

WHEREAS, the Company and the Purchaser Representative have requested that the Escrow Agent hold the Escrow Shares on the terms and conditions set forth in this Agreement and the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

54

ARTICLE II

TERMS OF THE ESCROW

Section 2.1            Appointment of Escrow Agent.  The parties hereby agree to appoint Sichenzia Ross Friedman Ference LLP as Escrow Agent (the “Escrow Agent”), to act in accordance with the terms and conditions set forth in this Agreement, and Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

Section 2.2            Establishment of Escrow Account.  Upon the execution of this Agreement, the Principal Stockholder shall deliver to the Escrow Agent the Escrow Shares in an amount equal to 1 share for every $10 sold to the Purchasers pursuant to the Purchase Agreement, along with a stock power executed in blank, signature medallion guaranteed or in other form and substance acceptable for transfer.  The Escrow Agent shall hold the Escrow Shares and distribute the same as contemplated by this Agreement.

Section 2.3            Performance Threshold.  The distribution of the Escrow Shares shall be based upon the following performance threshold (the “Performance Threshold”) for the fiscal year ended December 31, 2011 (“Fiscal Year 2011”):

(a)           The Fiscal Year 2011 Performance Threshold shall be audited Net Income equal to or greater than $10.0 million (the “2011 PT”).

(b)           For the purposes of this Agreement, “Net Income” shall be defined in accordance with US GAAP and reported by the Company in its audited financial statements for the Fiscal Year 2011; provided, however, that Net Income for Fiscal Year 2011 shall be increased by any non-cash charges incurred (i) as a result of the Financing Transaction, including without limitation, as a result of the issuance and/or conversion of the Preferred Shares, and the issuance and/or exercise of the Warrants, (ii) as a result of the release of the Escrow Shares to the Principal Stockholder and/or the Purchasers, as applicable, pursuant to the terms of this Agreement, (iii) as a result of the issuance of warrants to any placement agent and its designees in connection with the Financing Transaction, (iv) the exercise of any warrants to purchase Common Stock outstanding as of the date hereof,  (v) the issuance under any performance based equity incentive plan adopted by the Company, provided the issuances in the aggregate do not exceed 5% of the shares of Common Stock outstanding as of the Closing Date, and (vi) the issuance of securities at no less than the then-applicable fair market value to advisors or consultants (including, without limitation, financial advisors and investor relations firms) in connection with any engagement letter or consulting agreement, provided that any such issuance is approved by the Board of Directors; (vii)  issuance of securities to financial institutions or lessors in connection with reasonable commercial credit arrangements, equipment financings or similar transactions, provided that any such issue is approved by the Board of Directors.  Net Income will also be increased to adjust for any cash or non-cash charges resulting from the payment of dividends on the Preferred Shares in connection with the Financing Transaction.

55

Section 2.4             Determination of 2011 PT.

(a)           The 2011 PT shall be determined as of the date of the Company’s audited financial statements for 2011 are filed with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, if the Company is not required to file reports pursuant to Section 13(a) or Section 15(d) of the Exchange Act, and therefore prepares and furnishes the documents required by Section 6 of the Registration Rights Agreement, the 2011 PT shall be determined in accordance with such prepared documents at such time.

(b)           The Company will provide the Purchaser Representative with the Company’s audited financial statements for 2011, prepared in accordance with US GAAP, no later than the date for filing the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, including any extension for filing the Annual Report which may be requested under Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the “Annual Report”), with the Securities and Exchange Commission (“SEC”) so as to allow the Purchaser Representative the opportunity to evaluate whether the 2011 PT was attained.  The Purchaser Representative shall, promptly upon receipt of such financial statements (and in any event no later than two (2) business days thereafter), provide each of the Purchasers with copies of such financial statements and proposed Disbursement Instructions (as defined below) (collectively, the “Proposed Disbursement Materials”).

Section 2.5            Distribution of the Escrow Shares.  The parties other than the Escrow Agent hereby agree that the Escrow Shares shall be distributed for the 2011 PT based on the following formula:

(a)           In the event the Company achieves at least 95% of the Performance Threshold, all of the Escrow Shares shall be returned to the Principal Stockholder.

(b)           If the Company achieves less than 95% of the applicable Performance Threshold, the Purchasers shall receive in the aggregate, on a pro rata basis (based upon the number of Preferred Shares or Conversion Shares owned by each such Purchaser as of the earlier date of (i) distribution of the Escrow Shares or (ii) the occurrence of automatic conversion of Preferred Shares pursuant to designations of Preferred Shares, divided by the total number of Preferred Shares or Conversion Shares issued to all of the Purchasers on the Closing Date of the Financing Transaction), 10% of the Escrow Shares for each full percentage point by which the Performance Threshold was not achieved, not to exceed the total number of Escrow Shares initially deposited.

(c)           Escrow Shares not distributed to the Purchasers shall be returned to the Principal Stockholder.

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 No later than five (5) business days after delivery of the Fiscal Year 2011 Annual Report to the Purchaser Representative, the Company and the Purchaser Representative shall provide joint written instructions in accordance with the calculations above to the Escrow Agent (the “Disbursement Instructions”) instructing the Escrow Agent to issue and deliver the applicable Escrow Shares.  Promptly after receiving the Disbursement Instructions, the Escrow Agent will issue and deliver the Escrow Shares in accordance with the Disbursement Instructions.  Notwithstanding anything to the contrary set forth in this Agreement, (i) if Escrow Shares are distributed pursuant to Section 1.5(b) above, only those Purchasers, and their assignees or transferees, who own Preferred Shares or Conversion Shares of the Company at the time that the Escrow Shares are distributed hereunder shall be entitled to receive the applicable Escrow Shares calculated based on their ownership interest on the distribution date, and (ii) the Purchaser Representative shall have no authority to provide or to cause to be provided the Disbursement Instructions to the Escrow Agent if Purchasers holding at least a majority of the Preferred Shares on the distribution date (based on the aggregate number of Preferred Shares held by all of the Purchasers on the distribution date), by notice given to the Purchaser Representative no later than one (1) business day after their receipt of the Proposed Disbursement Materials pursuant to Section 1.4(b) hereof, dispute the calculation of the 2011 PT and/or the Escrow Shares to be distributed to the Purchasers or returned to the Principal Stockholder, as the case may be.  Any Escrow Shares not delivered to any Purchaser because such Purchaser no longer holds Preferred Shares or Conversion Shares shall be returned to the Principal Stockholder.

If the Company does not achieve the 2011 PT, the Company shall use reasonable best efforts to promptly cause the applicable Escrow Shares to be delivered to the Purchasers, including causing its transfer agent to promptly, but in no event longer than five (5) business days after delivery of the Disbursement Instructions, transfer the certificates into the names of the Purchasers.  The Company shall also instruct its securities counsel to provide any written instruction required by the Escrow Agent or the transfer agent in a timely manner so that the issuances and delivery contemplated above can be achieved within seven (7) business days following delivery of the Fiscal Year 2011 Annual Report to the Purchaser Representative.

ARTICLE III

REPRESENTATIONS OF THE PRINCIPAL STOCKHOLDER

Section 3.1            Representations and Warranties.  The Principal Stockholder hereby represent and warrant to the Purchasers and the Purchaser Representative as follows:

(i)           The Principal Stockholder is, and until the Escrow Shares are released in accordance with the terms of this Agreement, will be the record and beneficial owners of the Escrow Shares placed into escrow and owns, and until the Escrow Shares are released in accordance with the terms of this Agreement will own the Escrow Shares, free and clear of all pledges, liens, claims and encumbrances, except encumbrances created by this Agreement.  There are no restrictions on the ability of the Principal Stockholder to transfer the Escrow Shares, other than transfer restrictions under the Lock-Up Agreement and/or applicable federal and state securities laws.

(ii)           The performance of this Agreement and compliance with the provisions hereof will not violate any provision of any law applicable to the Principal Stockholder and will not conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute a default under the terms of the certificate of incorporation or by-laws of the Principal Stockholder, or any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Principal Stockholder or affecting the Escrow Shares or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Principal Stockholder, the creation of which would have a material adverse effect on the business and operations of the Principal Stockholder.  No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Principal Stockholder, other than those already obtained. Upon the transfer of the Escrow Shares to the Purchasers pursuant to this Agreement, the Purchasers will be the record and beneficial owners of all of such shares and have good and valid title to all of such shares, free and clear of all encumbrances.

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ARTICLE IV

ESCROW AGENT

Section 4.1            The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Principal Stockholder, the Purchaser Representative and the Escrow Agent.

Section 4.2            The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud or willful misconduct.

Section 4.3            The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

Section 4.4            The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud or willful misconduct.

Section 4.5            The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary to properly advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agent. The Escrow Agent has acted as legal counsel for the Company. The Company and the Purchasers consent to the Escrow Agent in such capacity as legal counsel for the Company and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company and the Purchasers understand that the Escrow Agent is relying explicitly on the foregoing provision in entering into this Agreement.

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Section 4.6            The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving 45 days’ prior written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

Section 4.7            If the Escrow Agent reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall use its best efforts to join in furnishing such instruments.

Section 4.8            It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the Escrow Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the Escrow Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Shares and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

Section 4.9            The Company agrees to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

ARTICLE V

MISCELLANEOUS

Section 5.1            Waiver.  No waiver of, or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

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Section 5.2            Notices.  All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 4.2), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to Escrow Agent:
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attention:  Benjamin Tan
Phone No.:  (212) 930-9700
Fax  No.:     (212) 930-9725

If to the Company or the Principal Stockholder:

China Internet Café Holdings Group, Inc.
#2009-2010, 4th Building, ZhuoYue Century Center
FuHua Third Road, Futian District, Shenzhen
Guangdong Province
People's Republic of China
Attention:  Dishan Guo
Telephone No.: (86) 755-8989-0998
Facsimile No.: （86）755-8989-6608

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attention:  Benjamin Tan
Phone No.:  (212) 930-9700
Fax  No.:     (212) 930-9725

If to the Purchaser Representative:

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TriPoint Global Equities, LLC
17 State Street, 20th Floor
New  York, New York 10004
Attn.: Mark Elenowitz
Tel. No.: (212) 732-7184
Fax No.: (212) 202-6380

or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

Section 5.3             Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

Section 5.4            Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter. This Agreement may not be modified, changed, supplemented, amended or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.  Notwithstanding anything to the contrary in this Agreement, none of the provisions of Article I hereof or this Section 4.4 may be modified, changed, supplemented, amended or terminated, nor may any such provision be waived, without the prior written consent of the Purchasers holding a majority of the Preferred Shares as of the date of such modification, change, supplement, amendment, termination or waiver (based on the aggregate number of Preferred Shares held by all of the Purchasers as of the date of such modification, change, supplement, amendment, termination or waiver).

Section 5.5            Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement dated as of February 22, 2011, among the Company and the Purchasers.

Section 5.6            Headings. The section headings contained in this Agreement are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

Section 5.7            Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this ___th day of February 2011.

COMPANY

China Internet Café Holdings Group, Inc.

By:	/s/ Dishan Guo
Name: Dishan Guo
Title: Chairman, Chief Executive Officer & Chief Financial Officer

PURCHASER REPRESENTATIVE:

TriPoint Global Equities, LLC

By:	/s/ Mark Elenowitz
Name: Mark Elenowitz
Title: Chief Executive Officer

ESCROW AGENT:

Sichenzia Ross Friedman Ference LLP

By:	/s/ Gregory Sichenzia
Name: Gregory Sichenzia
Title:

PRINCIPAL STOCKHOLDER:

Dishan Guo

By:	/s/ Dishan Guo
Name: Dishan Guo

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EXHIBIT I TO THE
SECURITIES PURCHASE AGREEMENT

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

as of February  22, 2011

Pacific Stock Transfer Company. 4045 South Spencer Street, Suite 403,
Las Vegas, NV 89119.
 (702) 361-3033.
Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of February 22, 2011, by and among China Internet Café Holdings Group, Inc, a Nevada corporation (the “Company”), and each of the Purchasers of Units whose names are set forth on Exhibit A hereto (individually, a “Purchaser” and collectively, the “Purchasers”), pursuant to which the Company is issuing to the Purchasers units (the “Units”), consisting of (i) shares of its Series A Convertible Preferred Stock, par value $0.00001 per share, (the “Preferred Shares”) and (ii) Series A and Series B warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Preferred Shares (the “Conversion Shares”) and exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Purchaser from time to time upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, (ii) in the case of the conversion of Preferred Shares, a copy of the certificates (with the original certificates delivered to the Company) representing Preferred Shares being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such share certificates or the warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company. So long as you have previously received (x) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “1933 Act”), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness and (y) a copy of such registration statement, and if the Purchaser represents in writing that the Conversion Shares or the Warrant Shares, as the case may be, were sold pursuant to the Registration Statement, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received those items and representations listed above, then (i) the certificates to each Purchaser that are not designated with an asterisk as “Non-U.S. Investor” listed on Exhibit A for the Conversion Shares and the Warrant Shares shall bear the following legend:

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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”; and

(ii) the certificates to each Purchaser that are designated with an asterisk as “Non-U.S. Investors” listed on Exhibit A for the Conversion Shares and the Warrant Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

Please be advised that the Purchasers are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Purchaser is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at ___________.

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Very truly yours,

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.

By:	/s/ Dishan Guo

Name:	Dishan Guo

Title:	Chairman and Chief Executive Officer

ACKNOWLEDGED AND AGREED:

 PACIFIC STOCK TRANSFER COMPANY

By:

Name:

Title:

Date:

65

EXHIBIT J TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF SICHENZIA ROSS FRIEDMAN FERENCE LLP OPINION

February 17, 2011

To the Purchasers to the Securities Purchase Agreement with China Internet Café Holdings Group, Inc. (the “Purchasers”)

Re:	China Internet Café Holdings Group, Inc.

Ladies and Gentlemen:

We have acted as counsel to China Internet Café Holdings Group, Inc., a Nevada corporation (the “Company”), in connection with the Securities Purchase Agreement, dated as of February 22, 2011, between you and the Company (the “Agreement”), and the transactions contemplated therein.  Capitalized terms used herein and not otherwise defined herein shall have the same meanings ascribed to such terms in the Agreement.

In so acting, we have examined (i) the Transaction Documents, (ii) the Company’s Articles of Incorporation, as amended and in effect on the date hereof (the “Articles of Incorporation”), and (iii) the Company’s Bylaws, as in effect on the date hereof (the “Bylaws”), and we have examined and considered such corporate records, certificates and matters of law as we have deemed appropriate as a basis for our opinions set forth below.

In rendering the opinions set forth in this opinion letter, we assume the following:

a.	the legal capacity of each natural person and the legal existence of all parties other than the Company to the transactions referred to in the Transaction Documents;

b.
the power and authority of each person other than the Company or person(s) acting on behalf of the Company to execute, deliver and perform each document executed and delivered and to do each other act done or to be done by such person;

c.
the legality, validity, binding effect and enforceability as to each person other than the Company or person(s) acting on behalf of the Company of each document executed and delivered or to be executed or delivered and of each other act done or to be done by such person;

d.	the transactions referred to in the Transaction Documents have been consummated;

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e.	the genuineness of all signatures and the completeness of each document submitted to us;

f.
that the addressees have acted in good faith, without notice of adverse claims, and have complied with all laws applicable to them that affect the transactions referred to in the Transaction Documents;

g.	that the representations of the Company and Purchasers contained in the Transaction Documents are true and complete;

i.	that no action, discretionary or otherwise, will be taken by or on behalf of the Company in the future that might result in a violation of law;

j.	that with respect to the Transaction Documents and to the transactions referred to therein, there has been no mutual mistake of fact and there exists no fraud or duress; and

k.	the Certificate of Good Standing of the Company certified by the Secretary of State of the State of Nevada on February 15, 2011 (the “Nevada Certificate”).

As to certain questions of fact material to this opinion, we have relied upon statements or certificates of public officials and officers of the Company. We provide no opinion with respect to usury laws.

For purposes of the matters addressed in paragraph (1) below relating to the valid existence and good standing of the Company under the laws of Nevada, we have relied solely upon the Nevada Certificate.

Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof:

1.           The Company has been organized and is validly existing as a corporation and is in good standing under the laws of the State of Nevada as of the date of the Nevada Certificate, and is qualified to do business and is in good standing as a foreign corporation in each U.S. state in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company.

2.           The Company has all requisite power and authority (i) to execute, deliver and perform the Transaction Documents, (ii) to issue, sell and deliver the Preferred Shares, the Common Shares and the Warrants and, when the Preferred Shares are converted or the Warrants are exercised, issue the Company’s Common Shares, pursuant to the Transaction Documents and (iii) otherwise to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

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3.           All action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Preferred Shares, the Common Shares and the Warrants pursuant to the Agreement, and the Common Shares when the Preferred Shares are converted or the Warrants are exercised, has been duly taken.  The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except that (i) such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights in general, and (ii) the remedies of specific performance and injunctive and other forms of injunctive relief may be subject to equitable defenses.

4.           The Preferred Shares, Common Shares and Warrants which are being issued on the date hereof pursuant to the Agreement have been duly authorized and validly issued and are fully paid and nonassessable and to our knowledge free of preemptive or similar rights, and have been issued in compliance with applicable securities laws, rules and regulations.  When issued upon the exercise of the conversion of the Preferred Shares in accordance with the terms thereof, the Common Shares will be validly issued, fully paid and nonassessable, and to our knowledge free of any preemptive or similar rights. The Common Shares, when issued upon the exercise of the Warrants in accordance with the terms therein, will be duly authorized, validly issued, fully paid and nonassessable, and to our knowledge free of any preemptive or similar rights.  The rights, privileges and preferences of the Common Shares and Preferred Stock are as stated in the Company’s Articles of Incorporation.

5.           Based in part upon the representations of the Purchasers contained in the Agreement, the Preferred Shares, the Common Shares and the Warrants may be issued to the Purchasers without registration under the Securities Act of 1933, as amended.

6.           The execution, delivery and performance by the Company of, and the compliance by the Company with the terms of the Transaction Documents and the issuance, sale and delivery of the Preferred Shares, the Common Shares and the Warrants pursuant to the Agreement do not (a) conflict with or result in a violation of any provision of law, rule or regulation applicable to the Company or its Subsidiaries or the certificate of incorporation or by-laws or other similar organizational documents of the Company or its Subsidiaries, (b) conflict with, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement, instrument, order, writ, judgment or decree known to us to which the Company or its Subsidiaries is a party or is subject and of which we have knowledge or (c) result in the creation or imposition of any lien, claim or encumbrance on any of the assets or properties of the Company or its Subsidiaries.

7.           In connection with the valid execution, delivery and performance by the Company of the Transaction Documents, or the offer, sale, issuance or delivery of the Preferred Shares, the Common Shares and the Warrants, no consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, any court, governmental or regulatory authority, or self-regulatory organization, is required that has not been obtained or waived.

These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by another person.

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The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

A.          We have assumed the genuineness of all signatures, the authenticity of all Transaction Documents submitted to us as originals, the conformity with originals of all Transaction Documents submitted to us as copies, the authenticity of certificates of public officials and the due authorization, execution and delivery of all Transaction Documents (except the due authorization, execution and delivery by the Company of the Transaction Documents).

B.           We have assumed that each of the parties to the Transaction Documents other than the Company (the “Other Parties”) has the legal right, capacity and power to enter into, enforce and perform all of its obligations under the Transaction Documents.  Furthermore, we have assumed the due authorization by each of the Other Parties of all requisite action and the due execution and delivery of the Transaction Documents by each of the Other Parties, and that the Transaction Documents are valid and binding upon each of the Other Parties and are enforceable against each Other Party in accordance with their terms.

C.           Whenever a statement herein is qualified by "to our knowledge" or similar phrase, it means that, during the course of our representation of the Company for the purposes of this opinion letter, (1) no information that would give those lawyers who participated in the preparation of the letter (collectively, the "Opinion Letter Participants") current actual knowledge of the inaccuracy of such statement has come to their attention; (2) we have not undertaken any independent investigation or inquiry to determine the accuracy of such statement; (3) any limited investigation or inquiry otherwise undertaken by the Opinion Letter Participants during the preparation of this opinion letter should not be regarded as such an investigation or inquiry; and (4) no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company.

We are counsel admitted to practice in the State of New York and we do not express any opinion with respect to the effect or applicability of the laws of any jurisdiction, other than the laws of the State of New York and the federal laws of the United States of America.

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This opinion is given as of the date hereof and we assume no obligation, to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

Sincerely,

/s/ Sichenzia Ross Friedman Ference LLP

Sichenzia Ross Friedman Ference LLP

70

EXHIBIT K TO THE
SECURITIES PURCHASE AGREEMENT

Template of China Counsel’s Legal Opinion

71

[FORM OF PRC LEGAL OPINION]

ARTICLE VI[  ], 2010

ARTICLE VIITo: [  ]

ARTICLE VIII[Address]

ARTICLE IXDear Sirs or Madams:

We are qualified lawyers of the People’s Republic of China and as such are qualified to issue this opinion on the laws and regulations of the PRC effective as at the date hereof.

We act as PRC counsel to China Internet Café Holdings Group, Inc. (the “Company”), a company incorporated under the laws of Nevada, the United States, in connection with a Securities Purchase Agreement dated [  ], 2011 (the “Securities Purchase Agreement”), by and among the Company, and each of the purchasers whose names are set forth on Exhibit A thereto (the “Investors”), pursuant to which the Company will issue units, each consisting of (i) nine (9)  shares of the Company’s 5% Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Shares”), initially convertible into nine (9) shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) (subject to adjustment), (ii) one (1) share of Common Stock, and (iii) two (2) Series A Warrant (the “Series A Warrant”) and two (2) Series B Warrant (the “Series B Warrant” and, together with the Series A Warrant, the “Warrants”), with each Series A Warrant and Series B Warrant exercisable to purchase the number of shares of Common Stock equal to ten percent (10%) of the aggregate number of shares of Common Stock underlying the Units and underlying the Preferred Shares purchased by each Investor (the “Financing Transaction”), and certain other agreements, documents, instruments and certificates in connection with the Financing Transaction (together with the Securities Purchase Agreement, the “Transaction Documents”). We have been requested to give this opinion regarding Shenzhen Junlong Culture Communications Co., Ltd. (深圳市骏龙文化传播有限公司) (the “PRC Company”) and Zhonghefangda Network Technology (Shenzhen) Co., Ltd. (中和方达网络科技(深圳)有限公司) (the “PRC Subsidiary”, together with the PRC Company, the “PRC Companies”).

[Assumptions & Qualifications]

Definitions

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In addition to the terms defined in the context of this opinion, the following capitalized terms used in this opinion shall have the meanings ascribed to them as follows:

(a)	“CSRC” means the China Securities Regulatory Commission of the PRC;

(b)	“Government Agencies” mean any competent government authorities, courts or regulatory bodies of the PRC;

(c)
“Governmental Authorizations” mean all approvals, consents, permits, authorizations, filings, registrations, exemptions, endorsements, annual inspections, qualifications and licenses required by the applicable PRC Laws to be obtained from the competent Government Agencies;

(d)	“Company Group” means the Company and its subsidiaries, including but not limited to the PRC Companies;

(e)	“Material Adverse Effect” means a material adverse effect on the conditions (financial or otherwise), business, properties or results of operations of Company Group taken as a whole;

(f)
“PRC” or “China” means the People’s Republic of China (for the purposes of this opinion only, other than the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Province);

(g)
“PRC Laws” mean all applicable laws, regulations, statutes, rules, decrees, notices, and supreme court’s judicial interpretations currently in force and publicly available as of the date of this opinion in the PRC;

(h)	“SAFE” means the State Administration of Foreign Exchange of the PRC.

Based on our review of the Documents, to our best knowledge after due inquiry against the Company and the PRC Companies, subject to the Assumptions and the Qualifications, and except as publicly disclosed in the Transaction Documents, we are of the opinion that:

1.
The PRC Subsidiary has been duly incorporated and is validly existing as a wholly foreign-owned company with limited liability under the PRC Laws as of the date of this opinion.  The PRC Subsidiary has the enterprise legal person status.

2.
The PRC Company has been duly incorporated and is validly existing as a limited liability company under the PRC Laws as of the date of this opinion.  The PRC Company has the enterprise legal person status.  Each of the PRC Company’s branches has been duly incorporated and is validly existing as a company’s branch under the PRC Laws as of the date of this opinion.

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3.
The articles of association and the business license of each of the PRC Companies are in compliance with the requirements of the PRC Laws and are in full force and effect.  The business license of each of the PRC Company’s branches is in compliance with the requirements of the PRC Laws and is in full force and effect.

4.
The total amount of investment of the PRC Subsidiary is [  ] and the registered capital of the PRC Subsidiary is [  ] which has been contributed in full in accordance with the capital contribution schedule set forth in the articles of association of the PRC Subsidiary and the requirements of the PRC Laws. The PRC Subsidiary has obtained all Governmental Authorizations which are required under PRC Laws to be obtained from Governmental Agencies for the ownership by [ ], a subsidiary of the Company, of its equity interest in the PRC Subsidiary.  The Company, through [  ], legally owns 100% of the equity interest of the PRC Subsidiary, which to the best of our knowledge after due inquiry against the PRC Subsidiary is free and clear of any charges, liens, pledges, options or any other third party rights.

5.
The registered capital of each of the PRC Company is [  ] which has been contributed in full in accordance with the applicable PRC Laws and the articles of association of the PRC Company.  Each of the PRC Company and its branches has sufficient corporate right, power and authority for it to own, use, and license its assets and conduct its business in the manner described in its respective business license.  Except as disclosed in the Securities Purchase Agreement, each of the PRC Company and its branches has obtained all Governmental Authorizations from, and completed all filings with, the Government Agencies that are necessary for it to own, use and license its assets and conduct its business in the manner as described in its business license.  Such Governmental Authorizations contain no material burdensome restrictions that are not described in the Securities Purchase Agreement.  To our best knowledge after due inquiry, each of the PRC Company and its branches is in compliance with the provisions of all such Governmental Authorizations in all material aspects, and none of the PRC Company or its branches has received any notification of proceedings relating to, or has any reason to believe that any Governmental Agencies are considering, the modification, suspension or revocation of any such Governmental Authorizations.  To our best knowledge after due inquiry, there are no circumstances which might lead to the suspension, alteration or cancellation of any of the Governmental Authorizations of the PRC Companies.  Nothing has come to our attention that makes us reasonably believe that any of the PRC Company or its branches is in breach or violation of, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument and governed by PRC Laws to which it is a party or by which it or any of its properties may be bound.

6.
To our best knowledge after due inquiry, each of the PRC Companies has full, valid and clean title to all of its property, assets and intellectual property used in connection with its business, free and clear of all security interest, liens, charges, encumbrances, claims, options, restrictions and other third party rights, except as such disclosed or referred to in the Securities Purchase Agreement and the audit report of the Company or such as do not materially interfere with the use made and proposed to be made of such assets and intellectual property by any of the PRC Companies, as the case may be.

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7.
To our best knowledge after due inquiry, none of the PRC Companies or its branches has taken any corporate action, nor has any legal proceedings commenced against it, for its liquidation, winding up, dissolution, or bankruptcy, for the appointment of a liquidation committee, team of receivers or similar officers in respect of its assets or for the suspension, withdrawal, revocation or cancellation of any of the Governmental Authorizations.

8.
To our best knowledge after due inquiry, there is no judgment or order made by any court, or governmental body in the PRC against any of the PRC Companies or its branches which may have a Material Adverse Effect.

9.
Based on our review of the documents provided to us by the Company and to the best of our knowledge, each of the PRC Companies has full power and authority to execute the contracts, agreements, and deeds to which it is a party and perform its obligations thereunder.

10.
In accordance with the Laws of the PRC on Foreign Invested Companies and its implementing rules (as amended), after payment (if any) of the corporate income tax and other applicable taxes, the PRC Subsidiary must make contributions to a reserve fund.  The rate of allocation to the reserve fund may not be lower than 10 percent of the after-tax profits.  Once the cumulative amount of allocation to the reserve fund equals to 50% of the registered capital of the PRC Subsidiary, no further allocations to the reserve fund need to be made.  The PRC Subsidiary must also make contributions to an employee bonus and welfare fund.  The rate of allocations for the employee bonus and welfare fund may be determined by the board of directors of the PRC Subsidiary in its own discretion. The PRC Subsidiary is prohibited from distributing profits unless the losses (if any) of previous years have been made up. Retained profits from previous years may be distributed together with the distributable profits of the current year.  The after tax profits not subject to the above restrictions may be distributed and remitted out of PRC to the Company.

11.
Except as disclosed in the Securities Purchase Agreement, all dividends and other distribution declared and payable upon the Company’s equity interest in the PRC Subsidiary in Renminbi may under the current PRC Laws, be payable in foreign currency and may be freely transferred out of the PRC, and may be paid without the necessity of obtaining any Government Authorizations in the PRC.

12.
Except as disclosed in the Securities Purchase Agreement, each of the PRC Companies or the branches of the PRC Company has entered into an employment contract with each of its employees and such employment contracts are in compliance with the PRC Laws.  No labor dispute, or disturbance involving the employees of any of the PRC Companies or the branches of the PRC Company, exists or is imminent or threatened.  Except as disclosed in the Securities Purchase Agreement, each of the PRC Companies or the branches of the PRC Company c has complied in all material respects with all employment, labor and similar laws applicable to it and has paid insurance and welfare contributions for its employees as required under PRC Laws.

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13.
Each of the registered shareholders of the Company who is a PRC resident has completed foreign exchange registration for his or her overseas shareholding in the Company in accordance with applicable PRC Laws, including the Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Corporate Financing and Roundtrip Investment Through Offshore Special Purpose Vehicles, or Circular 75, promulgated by the SAFE in October 2005, and other related implementing rules.  The Foreign Exchange Registration Forms for Overseas Investment by Domestic Residents issued by Shenzhen branch of the SAFE for each of the registered shareholders of the Company are in compliance with relevant regulations as of the date of this opinion.  Except for the foregoing, which is accurately disclosed in the Securities Purchase Agreement, nothing has come to our attention that makes us reasonably believe that any of the PRC Companies fails to be in full compliance with any SAFE regulations.

14.
On August 8, 2006, six PRC Government Agencies, namely, the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, CSRC, and SAFE, jointly issued the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “New M&A Rules”), which became effective on September 8, 2006 (as amended subsequently).  The New M&A Rules purport, among other things, to require offshore special purpose vehicles that formed for the purpose of overseas listing of the equity interests in PRC companies via acquisition and controlled directly or indirectly by PRC companies and/or PRC individuals to obtain the approval of the CSRC prior to the listing and trading of their securities on overseas stock exchanges.  On September 21, 2006, pursuant to the New M&A Rules and other PRC Laws, the CSRC published on its official website relevant guidance with respect to the listing and trading of PRC domestic enterprises’ securities on overseas stock exchanges (the “Related Clarifications”), including a list of application materials regarding the listing on overseas stock exchange by special purpose vehicles, however, the CSRC currently has not issued any definitive rule concerning whether offerings like the Offering contemplated by the Company and as described in the Securities Purchase Agreement are subject to the New M&A Rules and Related Clarifications.  Based on our understanding of the explicit provisions under the PRC Laws as of the date hereof, because (i) the PRC Subsidiary was set up by means of direct investment other than by merger or acquisition of its equity, and (ii) no explicit provision in the New M&A Rules classifies the contractual arrangements between the PRC Subsidiary and the PRC Company as a type of acquisition transaction falling under the New M&A Rules, the Company Group do not required to apply with the CSRC for the approval of the Company’s listing on the securities market of the United States and the Financing Transaction under the New M&A Rules.

15.
The statements in [Form 10K] of the Company under [“Summary”, “Risk Factors”, “Our Corporate History and Structure” and “Regulations”, “Dividend Policy”, “Enforceability of Civil Liabilities”, “Our Corporate History and Structure”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Business”, “Management”, “Related Party Transactions” and “Taxation”] to the extent such statements relate to matters of PRC Laws or summaries of legal matters of the PRC or legal conclusions in respect of PRC laws, are true and accurate in all material respects, and no material fact has been omitted from such statements which would make the same misleading in any material respect.

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16.
The ownership structure of each of the PRC Companies as described in the Transaction Documents complies with the current PRC Laws. The transactions conducted in the PRC involving the PRC Companies, the branches or the shareholders of the PRC Company, insofar as such transactions relate to the establishment of such ownership structure as described in the section [“Our History and Corporate Structure”] in the [Form 10K] of the Company, comply with the current PRC Laws. Except as accurately disclosed in the Securities Purchase Agreement, to the best of our knowledge after due inquiry, no consent, approval or license other than those already obtained is required under the existing PRC Laws for the establishment of such ownership structures.

17.
Each of the PRC Subsidiary, the PRC Company and the shareholders of the PRC Company has full power and authority to execute each of the contractual arrangements described in the [Form 10K] of the Company (collectively the “VIE Documents”) and perform its obligations thereunder.

18.
The execution of each of the VIE Documents by each of the PRC Companies and the shareholders of the PRC Company to which it is a party, and the performance by each of the PRC Companies and the shareholders of the PRC Company of its obligations thereunder, do not result in a breach or violation of or constitute a default under (i) any provisions of the articles of association, business licenses or any other Governmental Authorizations of such PRC Company; (ii) any applicable PRC Laws, or (iii) to our best knowledge after due inquiry, any indenture, mortgage, deed of trust, loan agreement or other agreement governed by the PRC Laws to which such PRC Company is a party or by which or to which the properties or assets of such PRC Companies are bound or subject.

19.
Each of the VIE Documents is legal, valid, enforceable under the PRC Laws against and are binding on all the parties thereto, subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

20.
All of the equity interests in PRC Company are legally owned as to [ ]% by [ ], as to [ ]% by [ ], and as to [ ]% by [ ], and all of these equity interests are, to the best of our knowledge after due inquiry, free and clear of all liens, encumbrances, security interest, mortgage, pledge, equities or claims or any third-party right, except for the pledges and options on the equity interests of the PRC Company under the VIE Documents, which are accurately described in the Transaction Documents. All Government Authorizations required under PRC Laws for the ownership by the aforementioned equity interest holders of the PRC Company of their respective equity interests in the PRC Company have been duly obtained. To the best of our knowledge after due inquiry, except as accurately disclosed in the Securities Purchase Agreement and save for those set forth in the VIE Documents, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in the PRC Company.

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21.
Each of the PRC Companies and the shareholders of the PRC Company has the legal right and full power and authority to enter into and perform its obligations under each of the VIE Documents to which it is a party. Each of the PRC Companies has taken all necessary corporate actions to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the VIE Documents to which it is a party. All required Governmental Authorizations in respect of the execution and performance of the VIE Documents have been obtained to ensure the legality, validity or enforceability of each of the VIE Documents in the PRC, except that when any option granted under any of the Exclusive Option Agreements is exercised, the relevant parties are required to obtain Governmental Authorizations for the transfer of equity interest.  Each of the VIE Documents constitutes legal, valid and binding obligations of each party to such agreements under the PRC Laws and enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

22.
Except as disclosed in the Securities Purchase Agreement and to the best of our knowledge after due inquiry, each of the PRC Companies and the braches of the PRC Company has legal and valid title to, or otherwise has the legal right to use, the intellectual properties currently used by it in connection with its business, except such as do not materially interfere with the use made of such intellectual property by any of the PRC Companies. None of the PRC Companies or the braches of the PRC Company has received any notice of any claim of infringement or conflict with any such rights of others.

23.
To the best of our knowledge after due inquiry, there are no legal, arbitration or governmental proceedings in progress or pending in the PRC to which any of the PRC Companies or the branches of the PRC Company is a party or of which any property of any Company Group is the subject which, if determined adversely to such Company Group, would have a Material Adverse Effect. To the best of our knowledge after due inquiry, no such proceedings are contemplated by any Government Agency or any other third party and there is no fact, claim, event or circumstance which is likely to give rise to a claim under PRC Laws against any of the Company Group.

24.
The application of the net proceeds to be received by the Company from the Financial Transaction as contemplated by the Securities Purchase Agreement will not contravene any provision of applicable PRC Laws, or the articles of association, the business licenses or other constituent documents of any PRC Companies, or, to the best of our knowledge after due inquiry, contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon any PRC Companies, or any judgment order or decree of any Governmental Agency in the PRC.

25.
There are no PRC taxes that are or will become applicable to any of the PRC Companies as a consequence of completion of the Financial Transaction that have not been described in the Securities Purchase Agreement.

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26.
To the best of our knowledge after due inquiry, except those disclosed in the Securities Purchase Agreement and/or the audit report of the Company, there are no outstanding guarantees or contingent payment obligations by any of the PRC Companies in respect of indebtedness of third parties.

27.
Although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Securities Purchase Agreement, nothing has come to our attention, insofar as PRC Laws is concerned, that causes us to believe that the Securities Purchase Agreement (other than the financial statements, related schedules and financial information therein to which we express no opinion), as of the date hereof, contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein complete and not misleading.

We hereby consent to the use of this opinion in, and the filing hereof as an exhibit to, the Securities Purchase Agreement, and to the reference to our name in such Securities Purchase Agreement.

[Signature and/or Chop]

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EXHIBIT L TO THE
SECURITIES PURCHASE AGREEMENT

PRC Legal Opinion

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PRC LEGAL OPINION

February 22, 2011

To:           China Internet Café Holding Group, Inc.
1-D-1010, Yuanjing Park, Long Xiang Road,
Long Gang District, Shenzhen
Guangdong Province 518117
People's Republic of China

Dear Sirs or Madams:

We are qualified lawyers of the People’s Republic of China and as such are qualified to issue this opinion on the laws and regulations of the PRC effective as at the date hereof.

We act as PRC counsel to China Internet Café Holdings Group, Inc. (the “Company”), a company incorporated under the laws of Nevada, the United States, in connection with a Securities Purchase Agreement dated February 22, 2011 (the “Securities Purchase Agreement”), by and among the Company, and each of the purchasers whose names are set forth on Exhibit A thereto (the “Investors”), pursuant to which the Company will issue units, each consisting of (i) nine (9)  shares of the Company’s 5% Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Shares”), initially convertible into nine (9) shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) (subject to adjustment), (ii) one (1) share of Common Stock, and (iii) two (2) Series A Warrant (the “Series A Warrant”) and two (2) Series B Warrant (the “Series B Warrant” and, together with the Series A Warrant, the “Warrants”), with each Series A Warrant and Series B Warrant exercisable to purchase the number of shares of Common Stock equal to ten percent (10%) of the aggregate number of shares of Common Stock underlying the Units and underlying the Preferred Shares purchased by each Investor (the “Financing Transaction”), and certain other agreements, documents, instruments and certificates in connection with the Financing Transaction (together with the Securities Purchase Agreement, the “Transaction Documents”). We have been requested to give this opinion regarding Shenzhen Junlong Culture Communications Co., Ltd. (深圳市骏龙文化传播有限公司) (the “PRC Company”) and Zhonghefangda Network Technology (Shenzhen) Co., Ltd. (中和方达网络科技(深圳)有限公司) (the “PRC Subsidiary”, together with the PRC Company, the “PRC Companies”).

We have reviewed such documents as are necessary and relevant to render this legal opinion (“Documents”) and applicable PRC laws and regulations. In addition, we have conducted an independent investigation of the operating entities covered by this report.

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In rendering this opinion, we have assumed that:
1.	All Documents that we have reviewed are true and accurate copies of the originals;
2.	All the signatures on the Documents we have reviewed are authentic and effective; and
3.           All the signatories or future signatories of the Documents we have reviewed, other than those belonging to the Company Group and the PRC governmental authorities have been  affixed and executed by legal entities with the appropriate authority.

Definitions

In addition to the terms defined in the context of this opinion, the following capitalized terms used in this opinion shall have the meanings ascribed to them as follows:

(a)	“CSRC” means the China Securities Regulatory Commission of the PRC;

(b)	“Government Agencies” mean any competent government authorities, courts or regulatory bodies of the PRC;

(c)
“Governmental Authorizations” mean all approvals, consents, permits, authorizations, filings, registrations, exemptions, endorsements, annual inspections, qualifications and licenses required by the applicable PRC Laws to be obtained from the competent Government Agencies;

(d)	“Company Group” means the Company and its subsidiaries, including but not limited to the PRC Companies;

(e)	“Material Adverse Effect” means a material adverse effect on the conditions (financial or otherwise), business, properties or results of operations of Company Group taken as a whole;

(f)
“PRC” or “China” means the People’s Republic of China (for the purposes of this opinion only, other than the Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Province);

(g)
“PRC Laws” mean all applicable laws, regulations, statutes, rules, decrees, notices, and supreme court’s judicial interpretations currently in force and publicly available as of the date of this opinion in the PRC;

(h)	“SAFE” means the State Administration of Foreign Exchange of the PRC.

Based on our review of the Documents, to our best knowledge after due inquiry against the Company and the PRC Companies, subject to the Assumptions and the Qualifications, and except as publicly disclosed in the Transaction Documents, we are of the opinion that:

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28.
The PRC Subsidiary has been duly incorporated and is validly existing as a wholly foreign-owned company with limited liability under the PRC Laws as of the date of this opinion.  The PRC Subsidiary has the enterprise legal person status.

29.
The PRC Company has been duly incorporated and is validly existing as a limited liability company under the PRC Laws as of the date of this opinion.  The PRC Company has the enterprise legal person status.  Each of the PRC Company’s branches has been duly incorporated and is validly existing as a company’s branch under the PRC Laws as of the date of this opinion.

30.	The corporate structure of the Company Group is valid and in conformance with PRC laws.

31.
The articles of association and the business license of each of the PRC Companies are in compliance with the requirements of the PRC Laws and are in full force and effect.  The business license of each of the PRC Company’s branches is in compliance with the requirements of the PRC Laws and is in full force and effect.

32.
The total amount of investment of the PRC Subsidiary is 1,000,000 HKD and the registered capital of the PRC Subsidiary is 1,000,000 HKD which has been contributed in full in accordance with the capital contribution schedule set forth in the articles of association of the PRC Subsidiary and the requirements of the PRC Laws. The PRC Subsidiary has obtained all Governmental Authorizations which are required under PRC Laws to be obtained from Governmental Agencies for the ownership by Classic Bond Development Limited, a subsidiary of the Company, of its equity interest in the PRC Subsidiary.  The Company, through Classic Bond Development Limited, legally owns 100% of the equity interest of the PRC Subsidiary, which to the best of our knowledge after due inquiry against the PRC Subsidiary is free and clear of any charges, liens, pledges, options or any other third party rights.

33.
The registered capital of the PRC Company is 10,000,000 RMB which has been contributed in full in accordance with the applicable PRC Laws and the articles of association of the PRC Company.  The PRC Company has sufficient corporate right, power and authority for it to own, use, and license its assets and conduct its business in the manner described in its business license.  Except as disclosed in the Securities Purchase Agreement and hereinafter disclosed, the PRC Company has obtained all Governmental Authorizations from, and completed all filings with, the Government Agencies that are necessary for it to own, use and license its assets and conduct its business in the manner as described in its business license.  Such Governmental Authorizations contain no material burdensome restrictions that are not described in the Securities Purchase Agreement.  We are aware that certain PRC natural person shareholders of the Company have not registered their shareholdings with the Statement Administration of Foreign Exchange and they shall have to apply in person as a domestic resident with the State Administration of Foreign Exchange to register their shareholdings in the Company in accordance with the Circular on Relevant Issues Concerning Foreign Exchange Administration of Financing and Roundtrip Investment through Offshore Special Purpose Companies by PRC Residents (“SAFE Circular 75 Registrations”).  According to SAFE regulations, such registration shall be completed within twenty (20) business days from the date of receipt of such application, not including the time to prepare the application materials.To our best knowledge after due inquiry, the PRC Company is in compliance with the provisions of all such Governmental Authorizations in all material aspects, and the PRC Company has not received any notification of proceedings relating to, or has any reason to believe that any Governmental Agencies are considering, the modification, suspension or revocation of any such Governmental Authorizations.  To our best knowledge after due inquiry, there are no circumstances which might lead to the suspension, alteration or cancellation of any of the Governmental Authorizations of the PRC Companies.  Nothing has come to our attention that makes us reasonably believe that the PRC Company is in breach or violation of, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument and governed by PRC Laws to which it is a party or by which it or any of its properties may be bound.

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34.
To our best knowledge after due inquiry, each of the PRC Companies has full, valid and clean title to all of its property, assets and intellectual property used in connection with its business, free and clear of all security interest, liens, charges, encumbrances, claims, options, restrictions and other third party rights, except as such disclosed or referred to in the Securities Purchase Agreement and the audit report of the Company or such as do not materially interfere with the use made and proposed to be made of such assets and intellectual property by any of the PRC Companies, as the case may be.

35.
To our best knowledge after due inquiry, none of the PRC Companies has taken any corporate action, nor has any legal proceedings commenced against it, for its liquidation, winding up, dissolution, or bankruptcy, for the appointment of a liquidation committee, team of receivers or similar officers in respect of its assets or for the suspension, withdrawal, revocation or cancellation of any of the Governmental Authorizations.

36.	To our best knowledge after due inquiry, there is no judgment or order made by any court, or governmental body in the PRC against any of the PRC Companies which may have a Material Adverse Effect.

37.
Based on our review of the documents provided to us by the Company and to the best of our knowledge, each of the PRC Companies has full power and authority to execute the contracts, agreements, and deeds to which it is a party and perform its obligations thereunder.

38.
In accordance with the Laws of the PRC on Foreign Invested Companies and its implementing rules (as amended), after payment (if any) of the corporate income tax and other applicable taxes, the PRC Subsidiary must make contributions to a reserve fund.  The rate of allocation to the reserve fund may not be lower than 10 percent of the after-tax profits.  Once the cumulative amount of allocation to the reserve fund equals to 50% of the registered capital of the PRC Subsidiary, no further allocations to the reserve fund need to be made.  The PRC Subsidiary must also make contributions to an employee bonus and welfare fund.  The rate of allocations for the employee bonus and welfare fund may be determined by the board of directors of the PRC Subsidiary in its own discretion. The PRC Subsidiary is prohibited from distributing profits unless the losses (if any) of previous years have been made up. Retained profits from previous years may be distributed together with the distributable profits of the current year.  The after tax profits not subject to the above restrictions may be distributed and remitted out of PRC to the Company.

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39.
Except as disclosed in the Securities Purchase Agreement, all dividends and other distribution declared and payable upon the Company’s equity interest in the PRC Subsidiary in Renminbi may under the current PRC Laws, be payable in foreign currency and may be freely transferred out of the PRC, and may be paid without the necessity of obtaining any Government Authorizations in the PRC.

40.
Except as disclosed in the Securities Purchase Agreement, each of the PRC Companies has entered into an employment contract with each of its employees and such employment contracts are in compliance with the PRC Laws.  No labor dispute, or disturbance involving the employees of any of the PRC Companies, exists or is imminent or threatened.  Except as disclosed in the Securities Purchase Agreement, each of the PRC Companies has complied in all material respects with all employment, labor and similar laws applicable to it and has paid insurance and welfare contributions for its employees as required under PRC Laws.

41.
On August 8, 2006, six PRC Government Agencies, namely, the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, CSRC, and SAFE, jointly issued the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “New M&A Rules”), which became effective on September 8, 2006 (as amended subsequently).  The New M&A Rules purport, among other things, to require offshore special purpose vehicles that formed for the purpose of overseas listing of the equity interests in PRC companies via acquisition and controlled directly or indirectly by PRC companies and/or PRC individuals to obtain the approval of the CSRC prior to the listing and trading of their securities on overseas stock exchanges.  On September 21, 2006, pursuant to the New M&A Rules and other PRC Laws, the CSRC published on its official website relevant guidance with respect to the listing and trading of PRC domestic enterprises’ securities on overseas stock exchanges (the “Related Clarifications”), including a list of application materials regarding the listing on overseas stock exchange by special purpose vehicles, however, the CSRC currently has not issued any definitive rule concerning whether offerings like the Offering contemplated by the Company and as described in the Securities Purchase Agreement are subject to the New M&A Rules and Related Clarifications.  Based on our understanding of the explicit provisions under the PRC Laws as of the date hereof, because (i) the PRC Subsidiary was set up by means of direct investment other than by merger or acquisition of its equity, and (ii) no explicit provision in the New M&A Rules classifies the contractual arrangements between the PRC Subsidiary and the PRC Company as a type of acquisition transaction falling under the New M&A Rules, the Company Group do not required to apply with the CSRC for the approval of the Company’s listing on the securities market of the United States and the Financing Transaction under the New M&A Rules.

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42.
The statements in our Annual Report on Form 10K of the Company filed with the SEC on September 28, 2010 under “Risk Factors”, “Our Corporate History”, “Regulation”, “Dividends”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Business”, “Management”, and “Related Party Transactions” to the extent such statements relate to matters of PRC Laws or summaries of legal matters of the PRC or legal conclusions in respect of PRC laws, are true and accurate in all material respects, and no material fact has been omitted from such statements which would make the same misleading in any material respect.

43.
The ownership structure of each of the PRC Companies as described in the Transaction Documents complies with the current PRC Laws. The transactions conducted in the PRC involving the PRC Companies, or the shareholders of the PRC Company, insofar as such transactions relate to the establishment of such ownership structure as described in the section “Our Corporate Structure” in our Annual Report on Form 10K of the Company filed with the SEC on September 28, 2010comply with the current PRC Laws. Except as accurately disclosed in the Securities Purchase Agreement and herein, to the best of our knowledge after due inquiry, no consent, approval or license other than those already obtained is required under the existing PRC Laws for the establishment of such ownership structures.

44.
Each of the PRC Subsidiary, the PRC Company and the shareholders of the PRC Company has full power and authority to execute each of the contractual arrangements described in our Annual Report on Form 10K of the Company filed with the SEC on September 28, 2010 of the Company (collectively the “VIE Documents”) and perform its obligations thereunder.

45.
The execution of each of the VIE Documents by each of the PRC Companies and the shareholders of the PRC Company to which it is a party, and the performance by each of the PRC Companies and the shareholders of the PRC Company of its obligations thereunder, do not result in a breach or violation of or constitute a default under (i) any provisions of the articles of association, business licenses or any other Governmental Authorizations of such PRC Company; (ii) any applicable PRC Laws, or (iii) to our best knowledge after due inquiry, any indenture, mortgage, deed of trust, loan agreement or other agreement governed by the PRC Laws to which such PRC Company is a party or by which or to which the properties or assets of such PRC Companies are bound or subject.

46.
Each of the VIE Documents is legal, valid, enforceable under the PRC Laws against and are binding on all the parties thereto, subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

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47.
All of the equity interests in PRC Company are legally owned as to 90% by Dishan Guo, as to 2.5% by Xiaofen Wang, and as to 7.5% by Jinzhou Zeng, and all of these equity interests are, to the best of our knowledge after due inquiry, free and clear of all liens, encumbrances, security interest, mortgage, pledge, equities or claims or any third-party right, except for the pledges and options on the equity interests of the PRC Company under the VIE Documents, which are accurately described in the Transaction Documents. All Government Authorizations required under PRC Laws for the ownership by the aforementioned equity interest holders of the PRC Company of their respective equity interests in the PRC Company have been duly obtained. To the best of our knowledge after due inquiry, except as accurately disclosed in the Securities Purchase Agreement and save for those set forth in the VIE Documents, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in the PRC Company.

48.
Each of the PRC Companies and the shareholders of the PRC Company has the legal right and full power and authority to enter into and perform its obligations under each of the VIE Documents to which it is a party. Each of the PRC Companies has taken all necessary corporate actions to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the VIE Documents to which it is a party. All required Governmental Authorizations in respect of the execution and performance of the VIE Documents have been obtained to ensure the legality, validity or enforceability of each of the VIE Documents in the PRC, except that when any option granted under any of the Exclusive Option Agreements is exercised, the relevant parties are required to obtain Governmental Authorizations for the transfer of equity interest.  Each of the VIE Documents constitutes legal, valid and binding obligations of each party to such agreements under the PRC Laws and enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

49.
Except as disclosed in the Securities Purchase Agreement and to the best of our knowledge after due inquiry, each of the PRC Companies has legal and valid title to, or otherwise has the legal right to use, the intellectual properties currently used by it in connection with its business, except such as do not materially interfere with the use made of such intellectual property by any of the PRC Companies. None of the PRC Companies or the braches of the PRC Company has received any notice of any claim of infringement or conflict with any such rights of others.

50.
To the best of our knowledge after due inquiry, there are no legal, arbitration or governmental proceedings in progress or pending in the PRC to which any of the PRC Companies is a party or of which any property of any Company Group is the subject which, if determined adversely to such Company Group, would have a Material Adverse Effect. To the best of our knowledge after due inquiry, no such proceedings are contemplated by any Government Agency or any other third party and there is no fact, claim, event or circumstance which is likely to give rise to a claim under PRC Laws against any of the Company Group.

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51.
The application of the net proceeds to be received by the Company from the Financial Transaction as contemplated by the Securities Purchase Agreement will not contravene any provision of applicable PRC Laws, or the articles of association, the business licenses or other constituent documents of any PRC Companies, or, to the best of our knowledge after due inquiry, contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon any PRC Companies, or any judgment order or decree of any Governmental Agency in the PRC.

52.
There are no PRC taxes that are or will become applicable to any of the PRC Companies as a consequence of completion of the Financial Transaction that have not been described in the Securities Purchase Agreement.

53.
To the best of our knowledge after due inquiry, except those disclosed in the Securities Purchase Agreement and/or the audit report of the Company, there are no outstanding guarantees or contingent payment obligations by any of the PRC Companies in respect of indebtedness of third parties.

54.
Although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Securities Purchase Agreement, nothing has come to our attention, insofar as PRC Laws is concerned, that causes us to believe that the Securities Purchase Agreement (other than the financial statements, related schedules and financial information therein to which we express no opinion), as of the date hereof, contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein complete and not misleading.

We hereby consent to the use of this opinion in, and the filing hereof as an exhibit to, the Securities Purchase Agreement, and to the reference to our name in such Securities Purchase Agreement.

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This Legal Opinion is issued by WANG Qiaoyun of China Commercial Law Firm on February 22, 2011.

Lawyer:

/s/ Wang Qiaoyun

China Commercial Law Firm

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EXHIBIT M
APPOINTMENT LETTER

The purpose of this letter is to reduce to writing the appointment of Tripoint Global Equities LLC ( “TPGE”) as representative to the Purchasers whose names are set forth on Exhibit A (the “Purchasers”) hereto  in connection with the following items:

1)
Enter into Securities Escrow Agreement in substantially form of Exhibit H (the “Securities Escrow Agreement”) with the Principal Shareholders of China Internet Café Holdings Group, Inc. ( the “Company”) and the Company  on behalf of the Purchasers ;

2)	Receive from the Company audited financial statements for 2011, prepared in accordance with US GAAP in the Company’s Annual Report on Form 10-K for the year ended June 30, 2011.

3)
Based on  the Company’s audited financial statements for 2011,  determine whether the certain performance target defined in Securities Escrow Agreement has been reached and jointly with the Company  give the Escrow Agent in the Securities Escrow Agreement  the instruction to disburse Escrow Shares (Note: Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Escrow Agreement).

4)	Promptly upon receipt of such financial statements provide each of the Purchasers with copies of such financial statements and proposed Disbursement Instructions.

5)	Any other responsibility imposed on TPGE as the Purchaser Representative in the Securities Escrow Agreement.

The undersigned agrees and understands that TPGE is providing the services referred to in items (1)-(5) listed above for no additional cash compensation. The undersigned hereby agrees that TPGE may expressly rely on the audited financial statements of the Company included in its Form 10-K, as filed with the Securities and Exchange Commission, without further review or investigation. The undersigned hereby further agrees that in order to induce TPGE to act in such capacity and as consideration for TPGE providing such service that, in the absence of gross negligence or willful misconduct on the part of TPGE, the undersigned hereby agrees to release and hold harmless TPGE (including its principals, officers, directors, affiliates, agents and assigns) from any liability whatsoever for its role as Purchaser Representative as set forth herein and in the Securities Escrow Agreement.

Accepted and Agreed to,

__________________
Name:
Date:

90

Schedule 2.1(a)
Organization, Good Standing and Power
No Exceptions.

91

Schedule 2.1(c)
Capitalization

Preferred stock ($0.00001 par value, 100,000,000 shares authorized, 0 share issued and outstanding)
Common stock ($0.00001 par value, 100,000,000 shares authorized, 20,200,000 and 19,000,000 shares issued and outstanding as of September 30, 2010 and December 31, 2009, respectively) (6,173,600 equivalent shares outstanding as of December 31, 2009)

No exceptions

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Schedule 2.1(e)

List of Subsidiaries of China Internet Café Holdings Group, Inc.:

Name of Subsidiary	Jurisdiction of Organization	% Owned
Classic Bond Development Limited	British Virgin Islands	100%
Shenzhen Zhonghefangda Network Technology Co., Ltd.	PRC	100%
Shenzhen Junlong Culture Communication Co., Ltd.	PRC	VIE

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Schedule 2.1(h)

Undisclosed Liabilities

No exceptions.

94

Schedule 2.1(q)

Certain Fees:

Fees to be paid by China Internet Café Holdings Group, Inc. to TriPoint Global Equities located at 17 State Street, 20th Floor, New York, NY 10004.

Equity/equity-linked financings	On amounts from	To	Cash fee%	Warrant Fee %*
Placement Fee for Equity	NA	NA	7.0%	9.0%

Warrant Solicitation Fee for Investor	On amounts from	To	Cash Fee%	Warrant Fee%
Warrants	All investor warrants	NA	8.0%	NA

Debt Financings	On Amounts from	To	Cash fee %	Warrant fee %*
Placement Fee for Debt(1)	NA	Up to $15,000,000	2.5%	NA
	$15,000,001	$25,000,000	2.0%	NA
	$25,000,001	And above	1.0%	NA
(1) Fees are calculated on each tranche.  Debt fees do not include any fees required by the lender

Acquisition/Disposition of assets	On amounts from	To	Cash fee %	Warrant Fee %*
(includes any business	NA	Up to $10,000,000	5.0%	NA
combination or M&A	$10,000,001	$15,000,000	4.0%	NA
activity)(2)	$15,000,001	$20,000,000	3.0%	NA
	$20,000,001	$25,000,000	2.0%	NA
	$25,000,001	And above	1.5%	NA
(2) Fees are calculated on each tranche.

*The number of shares of common stock issuable upon exercise of the Warrants shall include all shares of common stock issuable under the Transactions, including, without limitation, shares issuable upon conversion or exercise of any securities.

95

Schedule 2.1(s)

Books and Records Internal Accounting Controls

No exceptions.

96

Schedule 2.1(u)

Transactions with Affiliates:

No Exceptions.

97

Schedule 2.1(x)

Contracts and Agreements with the Company’s, the Subsidiary’s and the PRC Subsidiaries’ Employees:

i.	Collective Bargaining Agreements: None

ii.
Management and Consulting Services Agreement between Shenzhen Jun Long Culture Communication Co., Ltd, the Company’s variable interest entity (“Junlong”), and Shenzhen Zhonghefangda Network Technology Co., Ltd., the Company’s PRC subsidiary (“Zhonghefangda”).

iii.
All of the Company’s employees, including Mr. Dishan Guo, the Company’s Chief Executive Officer, have executed the Company’s standard employment agreement. The Company’s employment agreements with their executives provide the amount of each executive officer’s salary and establish their eligibility to receive a bonus. Mr. Guo’s employment agreement provides for an annual salary of RMB 300,000 (approximately $44,118).

iv.	Non-disclosure and Non-competition Agreement, dated March 11, 2010, between Junlong and its employees.

98

Schedule 2.1(y)

Certain Developments Occurring After June 30, 2010:

i.	Share Exchange Agreement:

On July 2, 2010, the Company entered into a share exchange agreement, or the Share Exchange Agreement, with Classic Bond and the shareholders of Classic Bond. Pursuant to the Share Exchange Agreement, on July 2, 2010, the Company acquired 100% of the issued and outstanding capital stock of Classic Bond in exchange for 19,000,000 newly issued shares of the Company’s common stock, par value $0.00001 per share, which constituted 94% of the Company’s issued and outstanding common stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement.

As a condition precedent to the consummation of the Share Exchange Agreement, on July 2, 2010 the Company entered into a cancellation agreement, or the Cancellation Agreement, with certain shareholders, whereby such shareholders agreed to the cancellation of 5,173,600 shares of the Company’s common stock owned by them.

The foregoing description of the terms of the Share Exchange Agreement and the Cancellation Agreement is qualified in its entirety by reference to the provisions of the document filed as Exhibits 2.1 and 4.1 to the Company’s current report filed July 9, 2010, which is incorporated by reference herein.

ii.	Unregistered Sales of Equity Securities:

On July 2, 2010, the Company issued 19,000,000 shares of common stock to the shareholders of Classic Bond. The total consideration for the 19,000,000 shares was 50,000 ordinary shares of Classic Bond, which is all the issued and outstanding capital stock of Classic Bond. The number of the Company’s shares issued to the shareholders of Classic Bond was determined based on an arms-length negotiation. The issuance of these shares was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering and Regulation D promulgated thereunder.

99

In instances described above where the Company issued securities in reliance upon Regulation D, the Company relied upon Rule 506 of Regulation D of the Securities Act. These stockholders who received the securities in such instances made representations that (a) the stockholder is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the stockholder agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the stockholder has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in the Company, (d) the stockholder had access to all of the Company’s documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which the Company possessed or was able to acquire without unreasonable effort and expense, and (e) the stockholder has no need for the liquidity in its investment in the Company and could afford the complete loss of such investment. The Company’s management made the determination that the investors in instances where the Company relied on Regulation D are accredited investors (as defined in Regulation D) based upon management’s inquiry into their sophistication and net worth. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

In instances described above where the Company indicates that they relied upon Section 4(2) of the Securities Act in issuing securities, their reliance was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by the Company which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and the Company.

100

Schedule 2(dd)

Filings and Registrations with PRC Governmental Authorities Not Completed In Accordance with the Relevant PRC Rules and Regulations:

None of the PRC individual shareholders of the Company who are PRC residents  as of the Closing (the “PRC Shareholders”) has conducted the registrations with the State Administration of Foreign Exchange of the PRC pursuant to the Circular on Relevant Issues Concerning Foreign Exchange Administration of Financing and Roundtrip Investment through Offshore Special Purpose Companies by PRC Residents issued by the PRC State Administration of Foreign Exchange (“SAFE”) on October 21, 2005, effective on November 1, 2005, coded Hui Fa [2005] No. 75 and other relevant regulations.   The PRC Shareholders are filing with the local SAFE and making up the said registration.

101

Schedule 3.10

Transfer Agent of the Company:

Pacific Stock Transfer Company
4045 S. Spencer Street, Suite 403
Las Vegas, NV 89119

102

Schedule 3.16

Persons Subject to the Terms and Provisions of the Lock-Up Agreement:

i.	China Internet Café Holdings Group, Inc.
#2009-2010, 4th Building, ZhuoYue Century Center
FuHua Third Road, FuTian District
Shenzhen, Guangdong Province, China
Attention:  Dishan Guo
Telephone No.: (86) 755-8989-0998
Fax No: (86) 755-8989-6008

ii.	Classic Bond Development Limited
c/o China Internet Café Holdings Group, Inc.
#2009-2010, 4th Building, ZhuoYue Century Center
FuHua Third Road, FuTian District
Shenzhen, Guangdong Province, China
Attention:  Dishan Guo
Telephone No.: (86) 755-8989-0998
Fax No: (86) 755-8989-6008

103